UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6624
                                                     ---------------------

                Nuveen New York Select Tax-Free Income Portfolio
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                    ANNUAL REPORT March 31, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

    NUVEEN SELECT
  TAX-FREE INCOME
        PORTFOLIO
              NXP

    NUVEEN SELECT
  TAX-FREE INCOME
      PORTFOLIO 2
              NXQ

    NUVEEN SELECT
  TAX-FREE INCOME
      PORTFOLIO 3
              NXR

NUVEEN CALIFORNIA
  SELECT TAX-FREE
 INCOME PORTFOLIO
              NXC

  NUVEEN NEW YORK
  SELECT TAX-FREE
 INCOME PORTFOLIO
              NXN


DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

                                                        Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. As an alternative to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. Not only will you receive the information faster, but this may also help lower your Fund's expenses. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 3, 2006

Nuveen Investments Select Tax-Free Income Portfolios
(NXP, NXQ, NXR, NXC, NXN)



Portfolio Managers'
        COMMENTS


Portfolio managers Tom Spalding, Scott Romans, and Paul Brennan review the economic and municipal market environments, key investment strategies, and annual performance of the Nuveen Select Tax-Free Income Portfolios. With 31 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, and Paul, who has 15 years of investment experience, have managed NXC and NXN, respectively, since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED MARCH 31, 2006?

During this reporting period, we saw an increase in interest rates across the yield curve, although short-term rates rose at a much faster pace than longer-term rates. Between April 1, 2005 and March 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points (from 2.75% to 4.75%). In all, the Fed has implemented fifteen .25% hikes in the fed funds rate since June 2004. However, yields in the longer part of the curve proved to be more resistant to increases. The yield on the benchmark 10-year U.S. Treasury note ended March 2006 at 4.85%, up from 4.50% twelve months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.14% at the end of March 2006, an increase of just 11 basis points from the beginning of April 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, increased energy prices, and a housing market that gave some indications of softening, the economy remained resilient, with a healthy pattern of growth. After expanding at a rate of 3.3% in the second quarter of 2005, the U.S. gross domestic product (GDP) grew by 4.1% in the third quarter before slowing to 1.7% in the fourth quarter (all GDP numbers are annualized). In the first quarter of 2006, the GDP rebounded to 4.8%, fueled by the return of consumer and federal spending and increased business investment in equipment. The overall employment picture remained positive, with national unemployment at 4.7% in March 2006, down from 5.1% in March 2005. Despite a slight increase in inflation expectations, the year-over-year increase in the Consumer Price Index as of March 2006 remained relatively benign, at 3.4%. However, for the first three months of 2006, inflation rose at the slightly faster pace of 4.3% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended March 2006, municipal bond supply nationwide remained relatively strong, as $403.6 billion in new securities came to market, down 1.5% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a dramatic drop-off in supply during the first three months of 2006, when municipal issuance totaled $69.6 billion, a decrease of 29% from the same period in 2005. During the first quarter of 2006, the transportation and education sectors and general purpose bonds experienced the largest drops in issuance. A major factor in 2006's decline was the sharp reduction in pre-refunding volume, which was off 55% from last year's levels. Although interest rates remained favorable for refundings, most borrowers already had ample opportunities to come to the market during 2005. Overall, demand for municipal bonds remained strong and diversified during this period.


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK DURING THIS PERIOD?

During this reporting period, California's economy experienced significant improvement in the employment sector. Gains in construction, natural resources, and tourism led the way, overshadowing small job losses in the information services sector. As of March 2006, California's unemployment rate was 4.8%, down from 5.5% in March 2005. Although the state continued to work toward the political consensus necessary to address the balanced budget issue and other fiscal problems of the past few years, Californiarecent economic expansion has led to strong growth in both personal and corporate income, which in turn has generated higher tax revenues.

In July 2005, both Moody's and Fitch upgraded their ratings on California's general obligation debt--to A2 from A3 and to A from A-, respectively. Standard and Poor's maintained its California GO rating at A. In announcing the upgrades, the rating agencies cited the improvements in state revenues. For the 12 months ended March 31, 2006, municipal issuance in California totaled $56.9 billion, a decrease of 10% from the previous 12 months. During the first three months of 2006, supply in the state continued to decline, with $9.1 billion in new issuance, down 23% from January-March 2005. California continued to rank as the largest state issuer in the nation for both time periods.

New York also continued to recover economically, with employment growth in financial services, healthcare and education, and natural resources. However, the state's manufacturing sector continued to lose jobs. Although more diversified than it was a decade ago, the New York economy remained highly dependent on the financial services sector, making it more susceptible to economic cycles. In March 2006, unemployment in New York stood at 4.7%, down from 4.8% in March 2005.

As of March 2006, New York State general obligation bonds were rated Aa3 by Moody's, AA by S&P, and AA- by Fitch; all three rating agencies maintained a stable outlook for the state. In February 2006, S&P upgraded the credit rating on New York personal income tax (PIT) bonds to AAA from AA. S&P's upgrade of the PIT credits, which are issued by public authorities such as New York Dormitory Authority, New York Urban Development Corporation, New York Housing Finance Authority, and New York Thruway Authority, affected billions of dollars of debt and served as an indication of the state's improving financial status. New York City's credit rating was upgraded by Moody's (A1 from A2) and S&P (A+ from A) in April and May 2005, respectively, representing the highest ratings ever given New York City by these agencies. During the reporting period ended March 31, 2006, municipal issuance in New York totaled $42.5 billion, a decrease of 3% from the previous 12 months. The first three months of 2006 saw state supply drop off more precipitously, with $6.1 billion in new issuance, down 38% from the first quarter of 2005. For the annual period, New York ranked second only to California in terms of municipal issuance.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THE 12 MONTHS ENDED MARCH 31, 2006?

As interest rates rose and the yield curve flattened, one of our key strategies continued to be careful duration1 management. Our purchase activity during this period focused on the varying duration needs of the Portfolios. For the three national Portfolios, we sought to purchase attractively priced bonds with more than 15 years to maturity, and we looked for bonds that mature in 10 to 20 years for NXN. For NXC, we continued to see a substantial number of advance refundings2 in the California market. While these refundings benefited NXC's performance during this period, they also had a shortening effect on the Portfolio's duration. Our purchase activity in this Portfolio therefore emphasized longer bonds maturing in 20 to 30 years.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

To help us maintain the Portfolios' durations within a preferred strategic range, we were also selectively selling holdings with shorter durations, including bonds priced to short call dates and, in NXN, bonds that were currently callable and short-dated pre-refunded bonds. Selling these shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Portfolios' overall call protection profiles.

In NXN, rising yields during this period also provided some opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain NXN's current portfolio characteristics while strengthening its income stream. It also enabled us to realize some capital losses that can be used to offset any capital gains realized in 2006 or carried forward to offset future realized gains.

In looking for potential purchase candidates during this period, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Portfolios. In general, portfolio activity was relatively light, due in part to the overall decline in municipal supply, especially during the last three months of this period. Much of the new supply was highly rated and/or insured, and the majority of our new purchases during this time were higher-rated credits.

In the national Portfolios, we added some zero coupon bonds, purchased at times when we believed these credits were attractively priced. Zero coupon bonds feature very long durations and were helpful as part of our duration management strategies in extending the Portfolios' average maturities and durations. In addition, zeros' long durations helped to place them among the best performing sectors of the market during this period. In general, we looked to states with stronger issuance, including New York, Texas, Illinois, Massachusetts, and New Jersey, for opportunities to add value to our National Portfolios. Overall, the Portfolios remained well diversified geographically. We should also note that, during this period, we reached a settlement agreement with United Airlines, which emerged from bankruptcy in February 2006.

In NXN, we participated in one of the larger issues of the period, the $950 million Long Island Power Authority (LIPA) offering in March 2006. The LIPA bonds were issued in two series, the first of which refinanced bonds issued by LIPA in 1998 and the second of which will be used to reimburse LIPA's treasury for capital improvements. We purchased a significant amount of these insured bonds for NXN, both to replace the 1998 LIPA bonds that were advance refunded and to add to our position in these credits.

While we continued to emphasize maintaining the Portfolios' weightings of bonds rated BBB or lower and nonrated bonds, tighter supply meant fewer opportunities to find additional lower-rated issues that we believed represented value for shareholders. One area where we did find opportunities to purchase lower-rated bonds was the tobacco sector. In NXN, we participated in the $1.4 billion issuance of BBB rated tobacco bonds by TSASC, Inc. New York in February 2006, and in NXC, we added BBB rated tobacco bonds issued by Sonoma County. Although the Sonoma County bonds had lower coupons and shorter maturities than we had strategically targeted for NXC during this period, we believed that this was offset by the attractive structures and return potential offered by these credits. In NXC, we also further diversified our exposure to the lower end of the credit spectrum by purchasing BBB+ bonds issued for Daughters of Charity Health System and A3 rated credits issued for Cedars-Sinai Medical Center.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as for relevant indexes and peer groups, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 3/31/06

NATIONAL PORTFOLIOS        1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NXP                        4.74%            5.21%             5.63%
--------------------------------------------------------------------------------
NXQ                        5.12%            4.99%             5.46%
--------------------------------------------------------------------------------
NXR                        5.10%            5.00%             5.61%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3                3.81%            5.18%             5.87%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average4                   5.08%            5.05%             5.47%
--------------------------------------------------------------------------------

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------
NXC                        5.17%            5.03%             5.56%
--------------------------------------------------------------------------------
Lehman Brothers CA
Tax-Exempt
Bond Index3                4.37%            5.29%             6.02%
--------------------------------------------------------------------------------
Lipper CA
Municipal Debt Funds
Average4                   6.54%            6.62%             6.57%
--------------------------------------------------------------------------------

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------
NXN                        4.19%            4.79%             5.32%
--------------------------------------------------------------------------------
Lehman Brothers NY
Tax-Exempt
Bond Index3                3.68%            5.06%             5.98%
--------------------------------------------------------------------------------
Lipper NY
Municipal Debt Funds
Average4                   5.81%            6.44%             6.28%
--------------------------------------------------------------------------------

* Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Portfolio distributions or upon the sale of Portfolio shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.



3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Lehman Brothers Tax-Exempt Bond Indexes for California and New York are also unleveraged and unmanaged and comprise a broad range of municipal bonds issued in California and New York, respectively. Results for the Lehman indexes do not reflect any expenses.

4 Each of the Lipper Municipal Debt Funds averages shown in this report are calculated using the returns of all exchange-traded closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged category, 1 year, 8; 5 years, 8; and 10 years, 8; Lipper California category, 1 year, 26; 5 years, 16; and 10 years, 13; and Lipper New York category, 1 year, 20; 5 years, 10; and 10 years, 7. Portfolio and Lipper returns assume reinvestment of dividends.

For the 12 months ended March 31, 2006, the total returns on net asset value
(NAV) for all five Select Portfolios outperformed the returns on their respective Lehman Brothers benchmarks. NXQ and NXR performed in line with the Lipper General and Insured Unleveraged peer group for this period, while NXP trailed this average. Both NXC and NXN underperformed the average returns for their respective Lipper California and New York peer groups. The strong performances of the Lipper peer groups for California and New York are due in part to the fact that the majority of the funds that make up these groups are leveraged. This strategy provides opportunities for enhanced returns accompanied by additional risk exposure. NXC and NXN are not leveraged, which hurt their performance relative to their peer groups over this period.

During this reporting period, positive contributors to the Portfolios' returns included yield curve and duration positioning, allocations to lower-rated credits, and pre-refunding activity. NXC's holdings of California general obligation debt were also positively impacted by Moody's and Fitch's upgrades of these bonds in July 2005. In addition, the credit quality and value of NXN was enhanced by Moody's and S&P's upgrades of New York City GO bonds in April and May 2005, respectively, as well as S&P's upgrade of New York personal income tax
(PIT) bonds in February 2006. In addition, security-specific issues--including security selection, credit spreads, and the timing and amount of advance refundings--accounted for some of the Portfolios' performances during this period.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played important roles in the Portfolios' performances. On the whole, short and intermediate bonds were the most impacted by the changes in the yield curve during this period. As a result, these bonds generally underperformed longer bonds as well as the municipal market as a whole, with credits having the longest durations posting the best returns for this period. Our efforts to position the Portfolios more advantageously along the yield curve, or--more specifically--greater exposure to those parts of the yield curve that performed well and less exposure to the parts of the curve that underperformed, helped their performances during this period.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, all of these Portfolios benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and kept credit spreads narrow. As of March 31, 2006, bonds rated BBB or lower and nonrated bonds accounted for 5% of NXR's portfolio, 6% of NXN, 10% of NXC, and 11% of NXP and NXQ.

Among the lower-rated holdings making contributions to the Portfolios' total returns for this period were healthcare (including hospitals) and tobacco credits. At period end, the national Portfolios each held between 3% and 6% of their portfolios in unenhanced, uninsured tobacco bonds, while NXC and NXN had allocations of approximately 2% to these credits.

We continued to see a number of advance refundings during this period, which benefited the Portfolios through price appreciation and enhanced credit quality. Both NXQ and NXR had positions ($4.5 million and $6.7 million, respectively) in tobacco credits issued by the Iowa Tobacco Settlement Authority that were pre-refunded. Approximately 7% of NXC was advance-refunded during this period, including a $2 million position in A2 rated power supply revenue bonds issued for the California Department of Water Resources.

While advance refundings generally enhanced performance for this period, the rising interest rate environment--especially at the short end of the yield curve--meant that the Portfolios' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in NXP, which had the largest allocation of pre-refunded bonds among the three national Portfolios.


HOW WERE THE PORTFOLIOS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MARCH 31, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of March 31, 2006, these five Portfolios continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 69% in NXC to 74% in NXP, 78% in NXQ and NXR to 92% in NXN.

As of March 31, 2006, potential call exposure for these Portfolios for the period April 2006 through the end of 2007 ranged from 3% in NXN to 6% in NXC, 8% in NXP, 9% in NXQ, and 12% in NXR. We continued to work to manage the call structure of all of these Portfolios. The number of actual bond calls will depend largely on future market interest rates.

Dividend and Share Price
       INFORMATION


During the 12-month reporting period ended March 31, 2006, the Portfolios' income streams were impacted as proceeds from older, higher-yielding bonds that matured or were called or pre-refunded were reinvested into bonds generally offering lower yields. This resulted in one monthly dividend reduction in NXQ, NXR, NXC, and NXN during this period. The dividend of NXP remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, shareholders of these Portfolios received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NXP                          $0.0006                                 --
--------------------------------------------------------------------------------
NXQ                          $0.0148                                 --
--------------------------------------------------------------------------------
NXR                          $0.0029                                 --
--------------------------------------------------------------------------------
NXC                          $0.0528                            $0.0079
--------------------------------------------------------------------------------
NXN                          $0.0655                                 --
--------------------------------------------------------------------------------

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2006, each of the Funds in this report, with the exception of NXP, had a negative UNII balance for financial statement purposes and a positive UNIIbalance for tax purposes. As of March 31, 2006, NXPhad a positive UNIIbalance for both financial statement and tax purposes.

At the end of the reporting period on March 31, 2006, the share prices of the Nuveen Select Portfolios were trading at discounts to their NAVs as shown in the accompanying chart:

                             3/31/06                   12-MONTH AVERAGE
                            DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
NXP                           -2.80%                             -3.75%
--------------------------------------------------------------------------------
NXQ                           -7.41%                             -7.71%
--------------------------------------------------------------------------------
NXR                           -5.88%                             -7.85%
--------------------------------------------------------------------------------
NXC                           -6.93%                             -5.87%
--------------------------------------------------------------------------------
NXN                           -5.92%                             -5.76%
--------------------------------------------------------------------------------

Nuveen Select Tax-Free Income Portfolio
NXP


Performance
     OVERVIEW As of March 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total municipal bonds)
AAA/U.S. Guaranteed              60%
AA                               14%
A                                15%
BBB                              10%
BB or Lower                       1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.057
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       13.62
                              13.58
                              13.56
                              13.59
                              13.71
                              13.84
                              13.72
                              14
                              14.02
                              13.88
                              13.86
                              13.79
                              13.8
                              13.67
                              13.92
                              13.99
                              13.94
                              13.9
                              13.87
                              13.99
                              13.95
                              13.95
                              13.87
                              13.98
                              14.03
                              14.17
                              14.12
                              14.23
                              14.21
                              14.2
                              14.02
                              13.95
                              14.07
                              14.13
                              14.2
                              14.11
                              14.01
                              14.05
                              14.11
                              14.18
                              14.18
                              14.2
                              14.16
                              14.27
                              14.26
                              14.31
                              14.25
                              14.29
                              14.27
                              14.15
                              14.09
                              14.07
                              13.99
                              14
                              13.96
                              14.02
                              13.99
                              14.08
                              14.08
                              14.1
                              14
                              14.02
                              14.04
                              14.01
                              14.05
                              13.98
                              13.95
                              14.01
                              13.98
                              14.07
                              14.01
                              14.08
                              14.06
                              14.05
                              14.06
                              14.06
                              14.01
                              14.16
                              14.17
                              14.18
                              14.09
                              14
                              14.05
                              14.16
                              14.18
                              14.18
                              14.2
                              14.34
                              14.39
                              14.4
                              14.19
                              14.12
                              14.1
                              14.04
                              13.92
                              13.9
                              13.93
                              13.97
                              14.02
                              14.15
                              14.05
                              14.34
                              14.35
                              14.35
                              14.26
                              14.35
                              14.4
                              14.31
                              14.24
                              14.35
                              14.37
                              14.36
                              14.37
                              14.47
                              14.48
                              14.45
                              14.29
                              14.16
                              14.15
                              13.97
                              14.31
                              14.26
                              14.36
                              14.33
                              14.33
                              14.23
                              14.22
                              14.43
                              14.54
                              14.55
                              14.55
                              14.52
                              14.51
                              14.47
                              14.39
                              14.47
                              14.49
                              14.38
                              14.37
                              14.25
                              14.32
                              14.14
                              14.22
                              14.11
                              14.32
                              14.13
                              14.23
                              14.03
                              14.02
                              14
                              14.16
                              14.23
                              14.34
                              14.25
                              14.42
                              14.34
                              14.32
                              14.03
                              13.9
                              13.8
                              13.91
                              13.72
                              13.81
                              13.79
                              13.86
                              13.9
                              14.04
                              14.02
                              13.86
                              13.79
                              13.77
                              13.95
                              14.11
                              14.1
                              14.21
                              14.24
                              14.36
                              14.38
                              14.52
                              14.5
                              14.2
                              14.41
                              14.27
                              14.35
                              14.3
                              14.38
                              14.4
                              14.3
                              14.64
                              14.26
                              14.34
                              14.22
                              14.19
                              14.19
                              14.1
                              14.27
                              14.29
                              14.4
                              14.55
                              14.42
                              14.21
                              14.19
                              14.22
                              14.29
                              14.6
                              14.63
                              14.61
                              14.35
                              14.56
                              14.41
                              14.34
                              14.33
                              14.45
                              14.47
                              14.4
                              14.37
                              14.26
                              14.47
                              14.38
                              14.45
                              14.34
                              14.39
                              14.22
                              14.19
                              14.22
                              14.19
                              14.24
                              14.3
                              14.4
                              14.22
                              14.35
                              14.37
                              14.41
                              14.41
                              14.52
                              14.42
                              14.25
                              14.27
                              14.27
                              14.39
                              14.39
                              14.41
                              14.4
                              14.44
                              14.47
                              14.45
                              14.39
                              14.34
                              14.37
                              14.38
                              14.45
                              14.36
                              14.39
                              14.33
                              14.29
3/31/06                       14.21


FUND SNAPSHOT
------------------------------------
Share Price                    14.21
------------------------------------
Net Asset Value                14.62
------------------------------------
Premium/(Discount) to NAV     -2.80%
------------------------------------
Market Yield                   4.81%
------------------------------------
Taxable-Equivalent Yield1      6.68%
------------------------------------
Net Assets ($000)           $239,406
------------------------------------
Average Effective
Maturity on Securities (Years) 14.72
------------------------------------
Modified Duration               5.19
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.41%         4.74%
------------------------------------
5-Year          5.71%         5.21%
------------------------------------
10-Year         5.57%         5.63%
------------------------------------

STATES
(as a % of total municipal bonds)
------------------------------------
Illinois                       14.3%
------------------------------------
Colorado                       13.4%
------------------------------------
Washington                      9.5%
------------------------------------
Texas                           8.8%
------------------------------------
Indiana                         8.4%
------------------------------------
South Carolina                  7.7%
------------------------------------
Nevada                          6.8%
------------------------------------
California                      4.7%
------------------------------------
Florida                         4.6%
------------------------------------
New Jersey                      2.7%
------------------------------------
Oklahoma                        2.2%
------------------------------------
Michigan                        1.7%
------------------------------------
New Mexico                      1.7%
------------------------------------
Wisconsin                       1.7%
------------------------------------
Mississippi                     1.6%
------------------------------------
Other                          10.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    22.2%
------------------------------------
U.S. Guaranteed                17.2%
------------------------------------
Transportation                 14.6%
------------------------------------
Tax Obligation/Limited         11.9%
------------------------------------
Tax Obligation/General         11.9%
------------------------------------
Utilities                       8.7%
------------------------------------
Consumer Staples                5.0%
------------------------------------
Other                           8.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0006 per share.

Nuveen Select Tax-Free Income Portfolio 2
NXQ

Performance
     OVERVIEW As of March 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total municipal bonds)
AAA/U.S. Guaranteed              61%
AA                               17%
A                                11%
BBB                              10%
BB or Lower                       1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055
Oct                            0.055
Nov                            0.055
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       13.16
                              13.15
                              13.1
                              13.12
                              13.06
                              13.06
                              13.04
                              13.11
                              13.1
                              13.05
                              13.13
                              13.08
                              13.12
                              13.12
                              13.09
                              13.04
                              13.1
                              13.1
                              13.1
                              13.17
                              13.16
                              13.16
                              13.27
                              13.2
                              13.23
                              13.17
                              13.18
                              13.27
                              13.17
                              13.26
                              13.21
                              13.2
                              13.28
                              13.25
                              13.28
                              13.33
                              13.26
                              13.27
                              13.34
                              13.34
                              13.4
                              13.4
                              13.44
                              13.51
                              13.48
                              13.56
                              13.49
                              13.51
                              13.57
                              13.56
                              13.56
                              13.45
                              13.5
                              13.52
                              13.47
                              13.51
                              13.52
                              13.53
                              13.53
                              13.56
                              13.51
                              13.5
                              13.5
                              13.53
                              13.55
                              13.54
                              13.52
                              13.53
                              13.51
                              13.61
                              13.53
                              13.6
                              13.57
                              13.55
                              13.55
                              13.48
                              13.56
                              13.6
                              13.5
                              13.49
                              13.51
                              13.52
                              13.55
                              13.58
                              13.59
                              13.59
                              13.63
                              13.61
                              13.69
                              13.62
                              13.5
                              13.51
                              13.5
                              13.6
                              13.52
                              13.47
                              13.5
                              13.62
                              13.66
                              13.64
                              13.57
                              13.6
                              13.55
                              13.56
                              13.6
                              13.6
                              13.62
                              13.61
                              13.76
                              13.77
                              13.78
                              13.81
                              13.8
                              13.79
                              13.82
                              13.74
                              13.62
                              13.54
                              13.53
                              13.58
                              13.58
                              13.48
                              13.5
                              13.44
                              13.45
                              13.47
                              13.46
                              13.52
                              13.55
                              13.56
                              13.58
                              13.53
                              13.53
                              13.45
                              13.6
                              13.53
                              13.49
                              13.34
                              13.29
                              13.29
                              13.33
                              13.31
                              13.33
                              13.29
                              13.42
                              13.49
                              13.44
                              13.2
                              13.34
                              13.26
                              13.47
                              13.38
                              13.34
                              13.32
                              13.34
                              13.33
                              13.42
                              13.42
                              13.42
                              13.4
                              13.37
                              13.3
                              13.37
                              13.37
                              13.36
                              13.43
                              13.35
                              13.42
                              13.35
                              13.4
                              13.34
                              13.37
                              13.34
                              13.32
                              13.32
                              13.26
                              13.32
                              13.34
                              13.34
                              13.31
                              13.14
                              13.14
                              13.22
                              13.27
                              13.26
                              13.26
                              13.21
                              13.2
                              13.31
                              13.29
                              13.33
                              13.27
                              13.33
                              13.33
                              13.33
                              13.38
                              13.38
                              13.38
                              13.39
                              13.37
                              13.27
                              13.25
                              13.31
                              13.32
                              13.32
                              13.27
                              13.28
                              13.28
                              13.37
                              13.34
                              13.31
                              13.32
                              13.37
                              13.41
                              13.31
                              13.32
                              13.34
                              13.41
                              13.38
                              13.41
                              13.35
                              13.41
                              13.39
                              13.31
                              13.32
                              13.32
                              13.4
                              13.47
                              13.44
                              13.4
                              13.43
                              13.37
                              13.4
                              13.42
                              13.38
                              13.34
                              13.24
                              13.22
                              13.23
                              13.29
                              13.3
                              13.32
                              13.32
                              13.27
                              13.38
                              13.34
                              13.37
                              13.44
                              13.5
                              13.46
                              13.5
                              13.49
                              13.49
                              13.5
                              13.5
3/31/06                       13.37


FUND SNAPSHOT
------------------------------------
Share Price                    13.37
------------------------------------
Net Asset Value                14.44
------------------------------------
Premium/(Discount) to NAV     -7.41%
------------------------------------
Market Yield                   4.76%
------------------------------------
Taxable-Equivalent Yield1      6.61%
------------------------------------
Net Assets ($000)           $254,205
------------------------------------
Average Effective
Maturity on Securities (Years) 17.39
------------------------------------
Modified Duration               5.11
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.39%         5.12%
------------------------------------
5-Year          4.84%         4.99%
------------------------------------
10-Year         4.95%         5.46%
------------------------------------

STATES
(as a % of total municipal bonds)
------------------------------------
Illinois                       14.2%
------------------------------------
Texas                          12.4%
------------------------------------
Colorado                        8.7%
------------------------------------
Nevada                          7.7%
------------------------------------
California                      7.5%
------------------------------------
New York                        5.6%
------------------------------------
South Carolina                  4.5%
------------------------------------
Washington                      3.6%
------------------------------------
Massachusetts                   3.2%
------------------------------------
Indiana                         3.1%
------------------------------------
Vermont                         2.7%
------------------------------------
Pennsylvania                    2.7%
------------------------------------
New Mexico                      2.5%
------------------------------------
Iowa                            2.3%
------------------------------------
Louisiana                       2.1%
------------------------------------
Rhode Island                    2.1%
------------------------------------
Wisconsin                       2.1%
------------------------------------
Michigan                        2.0%
------------------------------------
Other                          11.0%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    21.4%
------------------------------------
Transportation                 15.7%
------------------------------------
Tax Obligation/Limited         12.4%
------------------------------------
Tax Obligation/General         10.8%
------------------------------------
U.S. Guaranteed                 9.0%
------------------------------------
Utilities                       7.6%
------------------------------------
Consumer Staples                5.5%
------------------------------------
Housing/Multifamily             4.1%
------------------------------------
Other                          13.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0148 per share.

Nuveen Select Tax-Free Income Portfolio 3
NXR

Performance
      OVERVIEW As of March 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total municipal bonds)
AAA/U.S. Guaranteed              51%
AA                               27%
A                                17%
BBB                               5%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                           0.0545
May                           0.0545
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535
Sep                           0.0535
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535
Mar                           0.0535

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       12.83
                              12.89
                              12.81
                              12.9
                              12.88
                              12.9
                              12.95
                              12.95
                              13.02
                              13.07
                              13.11
                              13.25
                              13.07
                              12.98
                              13
                              12.96
                              12.98
                              13.03
                              13.01
                              13.1
                              13.13
                              13.13
                              13.11
                              13.09
                              13.06
                              13.04
                              13.02
                              13
                              13.04
                              13.05
                              13.01
                              13.05
                              13.13
                              13.15
                              13.18
                              13.13
                              13.1
                              13.18
                              13.16
                              13.16
                              13.17
                              13.23
                              13.23
                              13.31
                              13.36
                              13.38
                              13.32
                              13.36
                              13.38
                              13.38
                              13.39
                              13.27
                              13.31
                              13.29
                              13.31
                              13.28
                              13.31
                              13.33
                              13.36
                              13.42
                              13.44
                              13.41
                              13.41
                              13.35
                              13.35
                              13.36
                              13.27
                              13.33
                              13.36
                              13.39
                              13.43
                              13.38
                              13.37
                              13.38
                              13.42
                              13.34
                              13.36
                              13.32
                              13.36
                              13.36
                              13.37
                              13.32
                              13.34
                              13.35
                              13.31
                              13.31
                              13.34
                              13.31
                              13.4
                              13.33
                              13.26
                              13.25
                              13.3
                              13.28
                              13.34
                              13.24
                              13.26
                              13.34
                              13.24
                              13.34
                              13.29
                              13.36
                              13.41
                              13.32
                              13.33
                              13.38
                              13.34
                              13.34
                              13.45
                              13.47
                              13.47
                              13.49
                              13.65
                              13.63
                              13.65
                              13.61
                              13.56
                              13.52
                              13.42
                              13.33
                              13.34
                              13.28
                              13.35
                              13.28
                              13.36
                              13.36
                              13.37
                              13.39
                              13.3
                              13.25
                              13.32
                              13.34
                              13.39
                              13.26
                              13.32
                              13.23
                              13.34
                              13.17
                              13.14
                              13.16
                              13.06
                              13.16
                              13.17
                              13.07
                              13.2
                              13.15
                              13.2
                              13.07
                              13.02
                              13.08
                              13.22
                              13.24
                              13.26
                              13.16
                              13.31
                              13.19
                              13.27
                              13.27
                              13.25
                              13.12
                              13.04
                              13.14
                              13.06
                              13.09
                              13.15
                              13.24
                              13.18
                              13.23
                              13.15
                              13.28
                              13.3
                              13.32
                              13.15
                              13.23
                              13.24
                              13.3
                              13.24
                              13.27
                              13.39
                              13.3
                              13.2
                              13.12
                              13.21
                              13.27
                              13.2
                              13.25
                              13.2
                              13.17
                              13.3
                              13.28
                              13.27
                              13.25
                              13.31
                              13.31
                              13.27
                              13.27
                              13.22
                              13.27
                              13.28
                              13.32
                              13.2
                              13.23
                              13.28
                              13.27
                              13.31
                              13.31
                              13.31
                              13.3
                              13.32
                              13.29
                              13.3
                              13.21
                              13.31
                              13.34
                              13.23
                              13.23
                              13.37
                              13.3
                              13.22
                              13.26
                              13.29
                              13.33
                              13.34
                              13.34
                              13.32
                              13.36
                              13.42
                              13.5
                              13.42
                              13.4
                              13.38
                              13.31
                              13.5
                              13.45
                              13.4
                              13.22
                              13.21
                              13.17
                              13.29
                              13.23
                              13.25
                              13.25
                              13.25
                              13.18
                              13.2
                              13.13
                              13.26
                              13.21
                              13.22
                              13.18
                              13.23
                              13.3
                              13.28
                              13.39
                              13.32
3/31/06                       13.45

FUND SNAPSHOT
------------------------------------
Share Price                    13.45
------------------------------------
Net Asset Value                14.29
------------------------------------
Premium/(Discount) to NAV     -5.88%
------------------------------------
Market Yield                   4.77%
------------------------------------
Taxable-Equivalent Yield1      6.63%
------------------------------------
Net Assets ($000)           $185,233
------------------------------------
Average Effective
Maturity on Securities (Years) 15.51
------------------------------------
Modified Duration               5.05
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.12%         5.10%
------------------------------------
5-Year          5.37%         5.00%
------------------------------------
10-Year         5.75%         5.61%
------------------------------------

STATES
(as a % of total municipal bonds)
------------------------------------
Illinois                       19.2%
------------------------------------
Texas                          13.9%
------------------------------------
Indiana                         6.7%
------------------------------------
Colorado                        6.0%
------------------------------------
California                      5.4%
------------------------------------
Michigan                        5.3%
------------------------------------
Florida                         5.2%
------------------------------------
Nevada                          5.1%
------------------------------------
North Carolina                  4.4%
------------------------------------
Iowa                            4.0%
------------------------------------
New York                        3.6%
------------------------------------
South Carolina                  3.3%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
New Mexico                      2.2%
------------------------------------
Nebraska                        2.0%
------------------------------------
Other                          11.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    22.2%
------------------------------------
Utilities                      19.4%
------------------------------------
Tax Obligation/Limited         13.7%
------------------------------------
U.S. Guaranteed                11.9%
------------------------------------
Transportation                  9.4%
------------------------------------
Tax Obligation/General          9.4%
------------------------------------
Education and
  Civic Organizations           6.5%
------------------------------------
Other                           7.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0029 per share.

Nuveen California Select Tax-Free Income Portfolio
NXC


Performance
      OVERVIEW As of March 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              66%
AA                                3%
A                                21%
BBB                               8%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055
Oct                            0.055
Nov                            0.055
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       13.48
                              13.37
                              13.34
                              13.32
                              13.3
                              13.21
                              13.26
                              13.22
                              13.26
                              13.36
                              13.45
                              13.38
                              13.42
                              13.5
                              13.43
                              13.34
                              13.35
                              13.5
                              13.59
                              13.6
                              13.65
                              13.65
                              13.42
                              13.46
                              13.59
                              13.57
                              13.47
                              13.63
                              13.53
                              13.57
                              13.5
                              13.48
                              13.54
                              13.81
                              13.77
                              13.77
                              13.83
                              13.8
                              13.78
                              13.78
                              13.76
                              13.85
                              13.76
                              13.88
                              13.84
                              13.83
                              13.83
                              13.85
                              13.85
                              13.83
                              13.86
                              13.71
                              13.89
                              13.8
                              13.87
                              13.9
                              13.9
                              13.85
                              13.9
                              13.98
                              13.94
                              13.88
                              13.88
                              13.97
                              13.98
                              14
                              14.18
                              14.2
                              14.37
                              14.33
                              14.15
                              14.2
                              14.29
                              14.17
                              14.12
                              14.12
                              14.17
                              14.08
                              14.07
                              14.19
                              14.49
                              14.49
                              14.45
                              14.23
                              14.09
                              14.09
                              14.09
                              14.06
                              14.05
                              14.03
                              13.95
                              13.94
                              13.85
                              13.77
                              13.64
                              13.61
                              13.56
                              13.54
                              13.55
                              13.55
                              13.65
                              13.75
                              13.75
                              13.8
                              13.82
                              13.82
                              13.85
                              13.81
                              13.86
                              13.89
                              13.96
                              14
                              13.98
                              14
                              14.11
                              14.12
                              14.05
                              14.07
                              14.18
                              14.18
                              14.21
                              14.24
                              14.35
                              14.38
                              14.35
                              14.29
                              14.31
                              14.27
                              14.26
                              14.23
                              14.3
                              14.3
                              14.3
                              14.27
                              14.26
                              14.22
                              14.26
                              14.16
                              14.05
                              14.12
                              13.96
                              14.1
                              14
                              14.02
                              13.91
                              13.88
                              13.73
                              13.74
                              13.86
                              13.89
                              13.93
                              13.92
                              13.92
                              14.02
                              13.91
                              13.9
                              13.93
                              14.01
                              14.2
                              14.15
                              13.9
                              13.89
                              13.87
                              13.97
                              13.98
                              14
                              14.02
                              14.05
                              13.9
                              13.91
                              13.92
                              13.97
                              13.99
                              13.96
                              14
                              14
                              14.13
                              14.16
                              14.19
                              14.15
                              13.94
                              14.02
                              13.81
                              13.8
                              13.8
                              13.76
                              13.78
                              13.81
                              13.74
                              13.62
                              13.69
                              13.66
                              13.7
                              13.7
                              13.8
                              13.98
                              14.12
                              14.26
                              14.1
                              14.03
                              13.97
                              13.8
                              13.88
                              13.88
                              13.95
                              13.95
                              13.87
                              13.8
                              13.68
                              13.67
                              13.67
                              13.68
                              13.65
                              13.65
                              13.67
                              13.63
                              13.63
                              13.7
                              13.68
                              13.7
                              13.72
                              13.73
                              13.74
                              13.75
                              13.74
                              13.84
                              13.8
                              13.75
                              13.86
                              13.81
                              13.77
                              13.79
                              13.72
                              13.67
                              13.79
                              13.6
                              13.61
                              13.61
                              13.61
                              13.6
                              13.6
                              13.58
                              13.55
                              13.55
                              13.61
                              13.62
                              13.63
                              13.64
                              13.54
                              13.6
                              13.55
                              13.61
                              13.53
                              13.56
                              13.5
3/31/06                       13.56


FUND SNAPSHOT
------------------------------------
Share Price                    13.56
------------------------------------
Net Asset Value                14.57
------------------------------------
Premium/(Discount) to NAV     -6.93%
------------------------------------
Market Yield                   4.69%
------------------------------------
Taxable-Equivalent Yield1      7.16%
------------------------------------
Net Assets ($000)            $91,152
------------------------------------
Average Effective
Maturity on Securities (Years) 14.48
------------------------------------
Modified Duration               5.88
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.52%         5.17%
------------------------------------
5-Year          5.03%         5.03%
------------------------------------
10-Year         5.11%         5.56%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.6%
------------------------------------
Tax Obligation/Limited         16.7%
------------------------------------
Education and
  Civic Organizations          12.4%
------------------------------------
Transportation                 11.5%
------------------------------------
U.S. Guaranteed                10.3%
------------------------------------
Health Care                     9.3%
------------------------------------
Water and Sewer                 7.8%
------------------------------------
Other                           8.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0607 per share.

Nuveen New York Select Tax-Free Income Portfolio
NXN

Performance
      OVERVIEW As of March 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              80%
AA                               12%
A                                 2%
BBB                               5%
BB or Lower                       1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                           0.0535
May                           0.0535
Jun                            0.051
Jul                            0.051
Aug                            0.051
Sep                            0.051
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       13.75
                              13.75
                              13.75
                              13.75
                              13.83
                              13.83
                              13.83
                              13.83
                              13.9
                              13.82
                              13.8
                              13.86
                              13.9
                              13.82
                              13.79
                              13.79
                              13.82
                              13.89
                              14.01
                              14.45
                              14.39
                              14.39
                              14.32
                              14.4
                              14.23
                              14.09
                              14
                              14.02
                              14
                              13.93
                              13.93
                              13.9
                              13.94
                              13.96
                              14.02
                              13.92
                              13.99
                              14.06
                              14.08
                              14.08
                              14.13
                              14.15
                              14.04
                              14.22
                              14.26
                              14.25
                              14.51
                              14.48
                              14.39
                              14.32
                              14.25
                              14.15
                              14
                              13.88
                              13.88
                              13.98
                              13.99
                              14.02
                              14.06
                              14.09
                              14.15
                              14.18
                              14.28
                              14.25
                              14.29
                              14.34
                              14.35
                              14.35
                              14.35
                              14.1
                              14.5
                              14.78
                              14.45
                              14.24
                              14.24
                              14.16
                              14.16
                              14.2
                              14.19
                              14.19
                              14.19
                              14.1
                              14.02
                              14.04
                              14.04
                              14.04
                              14
                              14.02
                              13.91
                              13.9
                              13.83
                              13.82
                              13.83
                              13.87
                              13.72
                              13.7
                              13.6
                              13.61
                              13.62
                              13.62
                              13.6
                              13.63
                              13.63
                              13.67
                              13.64
                              13.73
                              13.78
                              13.75
                              13.79
                              13.81
                              13.78
                              13.8
                              13.77
                              13.77
                              13.8
                              13.94
                              13.87
                              13.87
                              13.88
                              13.87
                              13.9
                              13.9
                              13.9
                              13.81
                              13.7
                              13.53
                              13.6
                              13.53
                              13.53
                              13.55
                              13.8
                              13.61
                              13.56
                              13.57
                              13.42
                              13.35
                              13.47
                              13.38
                              13.29
                              13.12
                              13.13
                              12.98
                              12.97
                              12.96
                              12.93
                              13.02
                              13.06
                              13
                              13.16
                              13.1
                              13
                              13.04
                              13.01
                              13.01
                              13.03
                              12.98
                              13
                              13.07
                              13.05
                              13.05
                              12.5
                              12.74
                              12.75
                              12.87
                              12.86
                              12.87
                              12.82
                              12.78
                              12.8
                              12.89
                              12.85
                              12.82
                              12.89
                              12.91
                              12.96
                              12.98
                              12.95
                              13.18
                              12.96
                              12.88
                              12.82
                              12.76
                              12.75
                              12.95
                              12.86
                              12.9
                              12.82
                              12.86
                              12.92
                              12.87
                              12.98
                              13.12
                              13.08
                              13.08
                              13.15
                              13.29
                              13.35
                              13.3
                              13.22
                              13.35
                              13.35
                              13.29
                              13.2
                              13.24
                              13.25
                              13.24
                              13.28
                              13.35
                              13.3
                              13.25
                              13.2
                              13.12
                              13.15
                              13.17
                              13.18
                              13.14
                              13.06
                              13.1
                              13.12
                              13.18
                              13.16
                              13.22
                              13.18
                              13.18
                              13.21
                              13.18
                              13.29
                              13.3
                              13.25
                              13.24
                              13.29
                              13.29
                              13.35
                              13.27
                              13.36
                              13.33
                              13.11
                              13.15
                              13.18
                              13.23
                              13.26
                              13.17
                              13.13
                              13.16
                              13.25
                              13.2
                              13.33
                              13.19
                              13.26
                              13.2
                              13.2
                              13.27
                              13.22
                              13.45
                              13.44
3/31/06                       13.35


FUND SNAPSHOT
------------------------------------
Share Price                    13.35
------------------------------------
Net Asset Value                14.19
------------------------------------
Premium/(Discount) to NAV     -5.92%
------------------------------------
Market Yield                   4.58%
------------------------------------
Taxable-Equivalent Yield1      6.84%
------------------------------------
Net Assets ($000)            $55,473
------------------------------------
Average Effective
Maturity on Securities (Years) 16.14
------------------------------------
Modified Duration               5.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.84%         4.19%
------------------------------------
5-Year          4.45%         4.79%
------------------------------------
10-Year         5.49%         5.32%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         14.0%
------------------------------------
Water and Sewer                12.5%
------------------------------------
Health Care                    12.0%
------------------------------------
Long-Term Care                  9.5%
------------------------------------
U.S. Guaranteed                 9.5%
------------------------------------
Education and
  Civic Organizations           9.3%
------------------------------------
Housing/Single Family           8.4%
------------------------------------
Utilities                       7.3%
------------------------------------
Tax Obligation/General          6.1%
------------------------------------
Housing/Multifamily             5.3%
------------------------------------
Other                           6.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0655 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
May 11, 2006

                        Nuveen Select Tax-Free Income Portfolio (NXP)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 97.9%


                ALASKA - 1.1%

$       2,475   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA     $    2,649,215
                 Bonds, Series 2003E, 5.250%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 4.6%

        2,000   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          1,530,920
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,721,274
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          200   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            209,048
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 - MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,363,510
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        1,130   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          1,160,171
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41 - FGIC Insured

          365   Los Angeles, California, Parking System Revenue Bonds,                5/09 at 101.00         AAA            382,119
                 Series 1999A, 5.250%, 5/01/29 - AMBAC Insured

          750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB            757,740
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       10,770   Total California                                                                                         11,124,782
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 13.2%

        1,300   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00          AA          1,384,526
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00     AA  (3)          1,836,544
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,000   Colorado Water Resources and Power Development Authority,            11/10 at 100.00         AAA          1,083,630
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 - FGIC Insured

       10,750   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A         12,173,404
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

          640   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA            652,928
                 Bonds, Series 1996A, 5.500%, 11/15/25 - MBIA Insured

          230   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA            234,646
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,321,050
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 - FGIC
                 Insured (Alternative Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        1,000    5.000%, 12/01/22 - XLCA Insured                                     12/13 at 100.00         AAA          1,038,960
        3,000    5.000%, 12/01/23 - XLCA Insured                                     12/13 at 100.00         AAA          3,112,920

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,328,200
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                 9/01/10) - MBIA Insured

        3,160   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          3,435,268
                 Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,780   Total Colorado                                                                                           31,602,076
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5%

$       1,000   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA     $    1,027,550
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          265   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA            281,555
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total District of Columbia                                                                                1,309,105
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.6%

          450   Escambia County, Florida, Pollution Control Revenue Bonds,            6/06 at 100.00         BBB            455,211
                 Champion International Corporation, Series 1993,
                 5.875%, 6/01/22 (Alternative Minimum Tax)

       10,000   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         10,456,700
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------
       10,450   Total Florida                                                                                            10,911,911
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.6%

        1,330   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,378,545
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.0%

        1,965   Board of Trustees of Southern Illinois University, Housing              No Opt. Call         AAA          1,029,640
                 and Auxiliary Facilities System Revenue Bonds, Series 1999A,
                 0.000%, 4/01/20 - MBIA Insured

                Chicago Heights, Illinois, General Obligation Corporate Purpose
                Bonds, Series 1993:
        3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00         AAA          3,996,904
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00         AAA          2,719,600

          195   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            208,892
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

          805   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            871,767
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00           A          1,026,640
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa3            646,836
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22

        4,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          4,244,440
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

        1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur         10/11 at 100.00           A          1,387,954
                 Memorial Hospital, Series 2001, 5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds, Lake             7/12 at 100.00          A-          2,913,732
                 Forest Hospital, Series 2002A, 6.000%, 7/01/17

          300   Illinois Health Facilities Authority, Revenue Bonds,                  5/06 at 100.00         AAA            300,324
                 Rush-Presbyterian St. Luke's Medical Center Obligated Group,
                 Series 1993, 5.250%, 11/15/20 - MBIA Insured

        2,275   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,507,823
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

        1,075   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call    N/R  (3)          1,107,669
                 Evangelical Hospitals Corporation, Series 1992B,
                 6.500%, 4/15/09 (ETM)

        3,125   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          1,907,344
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/17 - FGIC Insured
          500   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA            160,500
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 0.000%, 6/15/30 - MBIA Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          5,224,050
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,382,199
                 5.250%, 12/01/34 - FGIC Insured

                Yorkville, Illinois, General Obligation Debt Certificates, Series 2003:
        1,000    5.000%, 12/15/19 - RAAI Insured                                     12/11 at 100.00          AA          1,023,840
        1,000    5.000%, 12/15/20 - RAAI Insured                                     12/11 at 100.00          AA          1,021,820

------------------------------------------------------------------------------------------------------------------------------------
       34,580   Total Illinois                                                                                           33,681,974
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                       Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2006

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.3%

$       5,000   Duneland School Building Corporation, Indiana, First Mortgage         2/09 at 101.00         AAA     $    5,207,750
                 Refunding Bonds, Series 1999, 5.125%, 2/01/18 - MBIA Insured

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,043,000
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,317,680
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         10,560,618
                 Waterworks Project, Series 2002A, 5.125%, 7/01/21
                 (Pre-refunded 7/01/12) - MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            783,848
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,605   Total Indiana                                                                                            19,912,896
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.3%

          750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA            796,425
                 Gas and Electric Compa ny, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5%

        1,100   Jefferson County, Kentucky, Health System Revenue Bonds,             10/08 at 101.00         AAA          1,136,344
                 Alliant Health System Inc., Series 1998, 5.125%, 10/01/18 -
                 MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.4%

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          1,051,780
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.4%

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-            547,600
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

          410   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA            414,715
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
          910   Total Massachusetts                                                                                         962,315
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.7%

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-            967,030
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         AA-          3,042,854
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30
------------------------------------------------------------------------------------------------------------------------------------
        3,900   Total Michigan                                                                                            4,009,884
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.2%

          345   Minnesota Housing Finance Agency, Single Family Mortgage              7/08 at 101.00         AA+            354,629
                 Revenue Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal Revenue             4/07 at 103.00         BBB          3,787,272
                 Bonds, Weyerhauser Company Project, Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7%

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,580,050
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.7%

        2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          2,607,850
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured


                                       22

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)
                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
$       2,360    0.000%, 1/01/21 - AMBAC Insured                                        No Opt. Call         AAA     $    1,184,602
        3,500    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,671,950
        6,025    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          6,272,085

        1,515   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          1,631,322
                 Series 2002, 5.500%, 6/01/21 - FGIC Insured

        2,555   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          2,789,012
                 Series 2002, 5.500%, 6/01/21 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,455   Total Nevada                                                                                             16,156,821
------------------------------------------------------------------------------------------------------------------------------------

                NEW HAMPSHIRE - 0.3%
          510   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2            514,136
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 1.9%
        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3          2,583,475
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23

        1,820   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,892,017
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
        4,320   Total New Jersey                                                                                          4,475,492
------------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 1.7%
        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          3,997,200
                 Revenue Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 1.3%
        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          1,035,870
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

        1,600   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         Ba1          1,723,408
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          450   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA            467,176
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,050   Total New York                                                                                            3,226,454
------------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 1.4%
          500   Appalachian State University, North Carolina, Utilities System        5/08 at 102.00         AAA            519,635
                 Revenue Refunding Bonds, Series 1998, 5.000%, 5/15/24 -
                 MBIA Insured

        2,195   North Carolina Eastern Municipal Power Agency, Power System           7/06 at 100.00         BBB          2,202,178
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21

          500   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa            530,975
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/17 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,195   Total North Carolina                                                                                      3,252,788
------------------------------------------------------------------------------------------------------------------------------------

                OHIO - 0.5%
          300   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            323,415
                 Series 2001, 5.500%, 12/01/17 - AMBAC Insured

          880   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa            911,222
                 Securities Program Residential Mortgage Remarketed Revenue
                 Bonds, Series 1997A-1, 6.050%, 9/01/17 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,180   Total Ohio                                                                                                1,234,637
------------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 2.1%
        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00        BBB-          1,009,480
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        4,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          4,116,440
                 St. John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Oklahoma                                                                                            5,125,920
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                        Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.8%

$         500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+     $      519,740
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

          700   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA            766,290
                 Series 2004A, 5.500%, 12/01/31 -  AMBAC Insured

          520   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00         AAA            545,787
                 5.000%, 9/15/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,720   Total Pennsylvania                                                                                        1,831,817
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.6%

        1,000   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          1,047,780
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00    AA-  (3)         11,175,100
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          1,641,930
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,620,725
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30

        1,720   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,804,555
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total South Carolina                                                                                     18,290,090
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 8.7%

        5,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-          5,473,400
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        6,150   Dallas Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          6,548,828
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/15/20

          360   Dallas-Fort Worth International Airport Public Facility               1/09 at 100.00         AAA            374,710
                 Corporation, Texas, Airport Hotel Revenue Bonds,
                 Series 2001, 5.500%, 1/15/20 - FSA Insured

        2,300   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,354,004
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        3,500   Irving Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          3,582,915
                 General Obligation Refunding Bonds, Series 2002A,
                 5.000%, 2/15/31

                San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
           95    6.000%, 5/15/16 (Pre-refunded 5/15/07) - MBIA Insured                5/07 at 100.00         AAA             97,550
          465    6.000%, 5/15/16 (Pre-refunded 5/15/12) - MBIA Insured                5/12 at 100.00         AAA            519,447

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,776,478
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,620   Total Texas                                                                                              20,727,332
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.4%

          775   Utah State Building Ownership Authority, Lease Revenue Bonds,        11/11 at 100.00         AA+            820,307
                 State Facilities Master Lease Program, Series 2001B,
                 5.250%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.4%

          250   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA            270,683
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.500%, 7/01/17 - MBIA Insured

        5,700   Snohomish County Public Utility District 1, Washington,                 No Opt. Call         Aaa          6,246,516
                 Generation System Revenue Bonds, Series 1989,
                 6.750%, 1/01/12 (ETM)

        3,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          3,089,400
                 Bonds, Catholic Health Initiatives, Series 1997A,
                 5.125%, 12/01/17 - MBIA Insured

                                       24

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       9,750   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA     $   10,136,880
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

        2,465   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          2,679,800
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       21,165   Total Washington                                                                                         22,423,279
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.8%

        1,885   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call         AAA          2,008,222
                 Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.6%

          240   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB            253,961
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        1,000   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          1,065,060
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.500%, 8/15/17

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,593,300
                 Series 2003-3, 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,740   Total Wisconsin                                                                                           3,912,321
------------------------------------------------------------------------------------------------------------------------------------
$     234,195   Total Long-Term Municipal Bonds (cost $221,079,981)                                                     234,246,019
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM MUNICIPAL BONDS - 0.8%

        2,000   New Jersey Economic Development Authority, Dock Facility                                  VMIG-1          2,000,000
                 Revenue Refunding Bonds, Bayonne/IMTT Project, Variable
                 Rate Demand Obligations, Series 1993C, 3.140%, 12/01/27 (4)
------------------------------------------------------------------------------------------------------------------------------------
$       2,000   Total Short-Term Municipal Bonds (cost $2,000,000)                                                        2,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Municipal Bonds (cost $223,079,981)                                                               236,246,019
                --------------------------------------------------------------------------------------------------------------------
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.2%


                AIRLINES - 0.2%

       10,660   UAL Corporation (5) (6)                                                                                     425,654
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $437,087)                                                                         425,654
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $223,517,068) - 98.9%                                                           236,671,673
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      2,733,967
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  239,405,640
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (5)  Non-income producing.

                    (6) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

                    N/R  Not rated.

                    (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 96.9%


                ARKANSAS - 1.6%

$       1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA     $    1,047,680
                 and Construction Bonds, Series 2002A, 5.000%, 10/01/19 -
                 FSA Insured

        1,000   Sebastian County Health Facilities Board, Arkansas, Hospital         11/11 at 101.00        Baa2          1,014,670
                 Revenue Improvement Bonds, Sparks Regional Medical Center,
                 Series 2001A, 5.250%, 11/01/21

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,059,820
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Arkansas                                                                                            4,122,170
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 7.4%

        1,000   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA            765,460
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,721,274
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          500   California State Public Works Board, Lease Revenue Refunding         12/08 at 101.00          A-            514,455
                 Bonds, Community Colleges Projects, Series 1998A,
                 5.250%, 12/01/16

        2,000   California State Public Works Board, Lease Revenue Refunding            No Opt. Call         Aa2          2,171,720
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/14

          190   California, General Obligation Bonds, Series 1997,                   10/07 at 101.00         AAA            195,301
                 5.000%, 10/01/18 - AMBAC Insured

                California, General Obligation Bonds, Series 1997:
        2,105    5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00         AAA          2,171,834
          205    5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00         AAA            211,509

        2,500   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31    3/16 at 100.00           A          2,581,825

          500   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            522,620
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 - MBIA Insured

          500   Contra Costa Water District, California, Water Revenue               10/07 at 100.00          AA            509,365
                 Refunding Bonds, Series 1997H, 5.000%, 10/01/17

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,587,744
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        1,750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          1,768,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       17,775   Total California                                                                                         18,721,167
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 8.6%

        1,300   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00          AA          1,384,526
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00     AA  (3)          1,836,544
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        3,185   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A          3,606,726
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,321,049
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)

        1,555   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          1,664,130
                 Refunding Bonds, Series 2001, 5.500%, 11/15/16 -
                 FGIC Insured

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,112,920
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 - XLCA Insured


                                       26

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)
$       5,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA     $    2,109,950
                 Bonds, Series 2000B, 0.000%, 9/01/24  - MBIA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,328,200
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

          250   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA            261,445
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        1,100   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00        Baa1          1,139,721
                 Series 2001A, 5.600%, 11/15/31

------------------------------------------------------------------------------------------------------------------------------------
       27,090   Total Colorado                                                                                           21,765,211
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.4%

          500   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA            513,775
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          500   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA            518,005
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total District of Columbia                                                                                1,031,780
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 1.9%

        1,500   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          1,564,350
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/21 - FGIC Insured

        2,500   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,          4/15 at 100.00         AAA          2,578,425
                 5.000%, 10/01/41 - FSA Insured

          625   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00         Aaa            649,313
                 Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,625   Total Florida                                                                                             4,792,088
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.4%

        1,100   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,140,150
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.0%

        1,230   Chicago Metropolitan Housing Development Corporation,                 7/06 at 100.00          AA          1,231,833
                 Illinois, FHA-Insured Section 8 Assisted Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          1,724,024
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

          250   Illinois Development Finance Authority, Economic Development          8/08 at 100.00   Baa2  (3)            257,815
                 Revenue Bonds, Latin School of Chicago, Series 1998,
                 5.200%, 8/01/11 (Pre-refunded 8/01/08)

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa3            646,836
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,225,991
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        2,255   Illinois Health Facilities Authority, Revenue Bonds,                  7/12 at 100.00          A-          2,464,512
                 Lake Forest Hospital, Series 2002A, 6.250%, 7/01/22

        1,055   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00        Baa1          1,109,607
                 University Health System, Series 2001A, 6.125%, 7/01/31

        3,000   Illinois Health Facilities Authority, Revenue Bonds,                  5/06 at 100.00         AAA          3,003,240
                 Rush-Presbyterian St. Luke's Medical Center Obligated
                 Group, Series 1993, 5.250%, 11/15/20 - MBIA Insured

        1,000   Illinois Housing Development Authority, Housing Finance Bonds,        1/15 at 100.00         AAA          1,004,200
                 Series 2005E, 4.750%, 7/01/30 - FGIC Insured

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,948,234
                 5.000%, 6/15/22

           45   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/06 at 100.00          A1             45,091
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 6.500%, 6/15/22

        7,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          7,313,669
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured


                                       27


                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,045   Sauk Village, Illinois, General Obligation Alternate Revenue         12/12 at 100.00          AA     $    5,153,619
                 Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 -
                 RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue
                Source Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            595,169
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            602,923

        1,100   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,169,553
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00          AA          1,020,310
                 Series 2003, 5.000%, 12/15/21 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,325   Total Illinois                                                                                           35,516,626
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.1%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,043,000
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        1,110   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa          1,141,924
                 Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23 (Alternative
                 Minimum Tax)

        4,380   Indiana Municipal Power Agency, Power Supply System                   1/12 at 100.00         AAA          4,603,030
                 Revenue Bonds, Series 2002A, 5.125%, 1/01/21 -
                 AMBAC Insured

          285   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/08 at 101.00         AAA            282,047
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            783,848
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,525   Total Indiana                                                                                             7,853,849
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.3%

        1,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed               6/17 at 100.00         BBB            925,180
                 Revenue Bonds, Series 2005B, 0.000%, 6/01/34

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          1,065,920
        3,500    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,811,675

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Iowa                                                                                                5,802,775
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.4%

        1,000   Salina, Kansas, Hospital Revenue Bonds, Salina Regional               4/13 at 100.00          A1            965,570
                 Medical Center, Series 2006, 4.500%, 10/01/26 (WI/DD,
                 Settling 4/07/06)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.1%

        2,125   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA          2,253,223
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

        3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          3,087,600
                 University, Series 2002A, 5.125%, 7/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Louisiana                                                                                           5,340,823
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.1%

        3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          3,160,620
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        2,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          2,534,075
                 System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

        2,090   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          2,257,576
                 Bonds, Series 1993C, 5.250%, 12/01/15  - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,590   Total Massachusetts                                                                                       7,952,271
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.0%

$       2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         AA-     $    3,042,854
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

        2,000   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00          AA          2,038,280
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,900   Total Michigan                                                                                            5,081,134
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.6%

        1,500   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          1,591,350
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 - FGIC Insured

          500   Clark County, Nevada, Limited Tax General Obligation                  7/06 at 101.00         AAA            507,180
                 Las Vegas Convention and Visitors Authority Bonds,
                 Series 1996, 5.500%, 7/01/17 - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        4,595    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          2,195,032
       13,250    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         13,793,382

        1,100   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,125,267
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,945   Total Nevada                                                                                             19,212,211
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.9%

        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3          2,583,475
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,089,100
        1,010    6.250%, 6/01/43                                                      6/13 at 100.00         BBB          1,092,436

------------------------------------------------------------------------------------------------------------------------------------
        4,510   Total New Jersey                                                                                          4,765,011
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.5%

                University of New Mexico, FHA-Insured Mortgage Hospital
                Revenue Bonds, Series 2004:
          555    4.625%, 1/01/25 - FSA Insured                                        7/14 at 100.00         AAA            554,617
          660    4.625%, 7/01/25 - FSA Insured                                        7/14 at 100.00         AAA            659,538
        2,000    4.750%, 7/01/27 - FSA Insured                                        7/14 at 100.00         AAA          2,014,800
        3,000    4.750%, 1/01/28 - FSA Insured                                        7/14 at 100.00         AAA          3,018,120

------------------------------------------------------------------------------------------------------------------------------------
        6,215   Total New Mexico                                                                                          6,247,075
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 4.6%

        2,700   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         Ba1          2,908,251
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

        2,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          2,074,880
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

        3,000   New York State Tobacco Settlement Financing Corporation,              6/11 at 100.00         AA-          3,213,060
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

        3,150   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-          3,382,155
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       10,850   Total New York                                                                                           11,578,346
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.6%

        1,500   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA          1,523,985
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.3%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00        BBB-          1,009,480
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36
------------------------------------------------------------------------------------------------------------------------------------

                                       29



                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.6%

$       1,020   Carlisle Area School District, Cumberland County, Pennsylvania,       9/09 at 100.00         Aaa     $    1,054,935
                 General Obligation Bonds, Series 2004A, 5.000%, 9/01/20 -
                 FGIC Insured

          545   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA            567,116
                 Revenue Bonds, Pinnacle Health System Project, Series 1999,
                 5.125%, 8/15/17 - MBIA Insured

          455   Dauphin County General Authority, Pennsylvania, Health                2/09 at 101.00         AAA            476,781
                 System Revenue Bonds, Pinnacle Health System Project,
                 Series 1999, 5.125%, 8/15/17 (Pre-refunded 2/15/09) -
                 MBIA Insured

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,065,730
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative
                 Minimum Tax)

        3,250   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          3,539,640
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,270   Total Pennsylvania                                                                                        6,704,202
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.2%

        3,000   Puerto Rico Housing Finance Authority, Capital Fund Program          12/13 at 100.00          AA          3,126,780
                 Revenue Bonds, Series 2003, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.1%

        5,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,291,050
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.4%

          700   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A            733,446
                 Installment Purchase Revenue Bonds, GROWTH,
                 Series 2004, 5.250%, 12/01/20

          620   Florence, South Carolina, Water and Sewerage Revenue Bonds,           3/10 at 101.00         AAA            669,222
                 Series 2000, 5.750%, 3/01/20 - AMBAC Insured

        4,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00    AA-  (3)          4,470,040
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,736,550
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        2,435   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,597,853
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/21 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,255   Total South Carolina                                                                                     11,207,111
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.3%

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,035,370
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 12.2%

        4,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-          4,378,720
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,500   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          1,530,255
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        1,270   Cleveland Housing Corporation, Texas, FHA-Insured                     7/06 at 100.00         AAA          1,272,096
                 Section 8 Assisted Mortgage Revenue Refunding Bonds,
                 Series 1992C, 7.375%, 7/01/24 - MBIA Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,         No Opt. Call         AAA          2,748,475
                 Hospital Revenue Bonds, Texas Children's Hospital,
                 Series 1995, 5.500%, 10/01/16 - MBIA Insured (ETM)

        3,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          3,070,440
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        5,050   Harris County-Houston Sports Authority, Texas, Junior Lien            11/31 at 53.78         AAA            752,399
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/41 -
                 MBIA Insured

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          2,138,660
                 Bonds, Series 2002A, 5.625%, 7/01/20 - FSA Insured
                 (Alternative Minimum Tax)


                                       30

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,125   Katy Independent School District, Harris, Fort Bend and               2/12 at 100.00         AAA     $    3,195,781
                 Waller Counties, Texas, General Obligation Bonds,
                 Series 2002A, 5.000%, 2/15/32

        1,400   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          1,414,014
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

          220   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            224,739
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14

          780   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            799,640
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)

        1,000   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00         AAA          1,037,480
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,032,435
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,250   Texas Water Development Board, Senior Lien State Revolving            1/07 at 100.00         AAA          1,263,025
                 Fund Revenue Bonds, Series 1996B, 5.125%, 7/15/18

          500   Texas Water Development Board, Senior Lien State Revolving            7/10 at 100.00         AAA            534,220
                 Fund Revenue Bonds, Series 2000A, 5.625%, 7/15/13

        1,560   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,583,603
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       33,905   Total Texas                                                                                              30,975,982
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.6%

        1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,           7/14 at 100.00         Aaa          1,500,508
                 Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 2.6%

        3,000   Vermont Housing Finance Agency, Multifamily Housing Bonds,            2/09 at 100.00         AAA          3,101,100
                 Series 1999C, 5.800%, 8/15/16 - FSA Insured

        3,600   Vermont Industrial Development Authority, Revenue Refunding           9/06 at 100.00           A          3,607,416
                 Bonds, Stanley Works Inc., Series 1992, 6.750%, 9/01/10

------------------------------------------------------------------------------------------------------------------------------------
        6,600   Total Vermont                                                                                             6,708,516
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.5%

          250   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                 11/07 at 100.00         AAA            255,413
                 5.750%, 11/01/13 - MBIA Insured

        1,000   Virginia Transportation Board, Transportation Revenue                 5/07 at 101.00         AA+          1,024,240
                 Refunding Bonds, U.S. Route 58 Corridor Development
                 Program, Series 1997C, 5.125%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Virginia                                                                                            1,279,653
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.6%

        2,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          2,059,600
                 Bonds, Catholic Health Initiatives, Series 1997A,
                 5.125%, 12/01/17 - MBIA Insured

        6,715   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          6,981,450
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,715   Total Washington                                                                                          9,041,050
------------------------------------------------------------------------------------------------------------------------------------


                                       31


                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.0%

$       1,000   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A     $    1,063,580
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.500%, 8/15/18

        4,000   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          4,108,880
                 Home Ownership Revenue Bonds, Series 2002G,
                 4.850%, 9/01/17
------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Wisconsin                                                                                           5,172,460
------------------------------------------------------------------------------------------------------------------------------------
$     250,005   Total Long-Term Municipal Bonds (cost $236,338,090)                                                     246,464,404
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM MUNICIPAL BONDS - 1.4%

        1,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                                A-1+          1,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 3.150%, 7/01/35 - FSA Insured (4)

        2,500   New York City, New York, General Obligation Bonds, Variable                                 A-1+          2,500,000
                 Rate Demand Obligations, Fiscal Series 2002A-7,
                 3.120%, 11/01/24 - AMBAC Insured (4)
------------------------------------------------------------------------------------------------------------------------------------
$       3,500   Total Short-Term Municipal Bonds (cost $3,500,000)                                                        3,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Municipal Bonds (cost $239,838,090)                                                               249,964,404
                --------------------------------------------------------------------------------------------------------------------

       SHARES   DESCRIPTION                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.2%


                AIRLINES - 0.2%

       10,233   UAL Corporation (5) (6)                                                                                     408,604
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $419,603)                                                                         408,604
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $240,257,693) - 98.5%                                                           250,373,008
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,832,437
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  254,205,445
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (5)  Non-income producing.

                    (6) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                    (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 96.5%


                ALABAMA - 0.3%

$         500   Marshall County Healthcare Authority, Alabama, Revenue                1/12 at 101.00          A-     $      544,415
                 Bonds, Series 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 5.2%

        2,105   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,262,328
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 -
                 FSA Insured

        3,350   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,749,253
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,363,510
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

          250   Santa Ana Unified School District, Orange County, California,         8/10 at 101.00         AAA            270,778
                 General Obligation Bonds, Series 2000, 5.700%, 8/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,705   Total California                                                                                          9,645,869
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.8%

        1,735   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00          AA          1,847,810
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22

        2,265   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          2,446,925
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        2,700   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A          3,057,507
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,112,920
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/24 - XLCA Insured

          325   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA            332,134
                 Bonds, Series 1997A, 5.000%, 9/01/26  - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,025   Total Colorado                                                                                           10,797,296
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.1%

          250   Connecticut Health and Educational Facilities Authority,              7/06 at 100.00         AAA            251,785
                 Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                 6.625%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.2%

           15   District of Columbia, General Obligation Bonds, Series 1993E,         6/06 at 100.00         AAA             15,029
                 6.000%, 6/01/13 - MBIA Insured (ETM)

          235   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA            259,290
                 Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          250   Total District of Columbia                                                                                  274,319
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.0%

        5,020   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          5,244,243
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

        4,000   JEA, Florida, Subordinate Lien Electric System Revenue Bonds,        10/07 at 100.00         Aa3          4,005,720
                 Series 2002D, 4.625%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
        9,020   Total Florida                                                                                             9,249,963
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.5%

        1,175   Atlanta, Georgia, Airport Facilities Revenue Bonds,                     No Opt. Call         AAA            960,292
                 Series 1990, 0.000%, 1/01/10 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       33


                        Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 18.6%

$         290   Chicago Metropolitan Housing Development Corporation, Illinois,       7/06 at 100.00          AA     $      291,731
                 FHA-Insured Section 8 Assisted Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22

        1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00          A-          2,045,260
                 Midwestern University, Series 2001B, 5.750%, 5/15/16

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,225,991
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        4,460   Illinois Health Facilities Authority, Remarketed Revenue Bonds,       8/11 at 103.00         Aa1          4,820,145
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Evangelical        No Opt. Call     N/R (3)          1,812,585
                 Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Franciscan       9/06 at 100.00         Aaa          4,049,800
                 Sisters Healthcare Corporation, Series 1992B,
                 6.625%, 9/01/13 (Pre-refunded 9/01/06) - MBIA Insured

        2,225   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,452,706
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,948,235
                 5.000%, 6/15/22

        2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X,                      6/07 at 101.00         AAA          2,063,060
                 5.600%, 6/15/17

        6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          6,268,857
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,382,199
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00          AA          1,018,800
                 Series 2003, 5.000%, 12/15/22 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,590   Total Illinois                                                                                           34,379,369
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 6.4%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,043,000
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        3,500   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A+          3,601,430
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,897,100
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          2,156,980
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured

        2,295   Shelbyville Central Renovation School Building Corporation,           7/15 at 100.00         AAA          2,219,609
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,295   Total Indiana                                                                                            11,918,119
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 3.9%

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,850    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          4,103,792
        2,850    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,103,793

------------------------------------------------------------------------------------------------------------------------------------
        6,700   Total Iowa                                                                                                7,207,585
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.7%

        1,200   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA          1,289,196
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.9%

        1,000   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB          1,029,950
                 Recovery Revenue Bonds, Ogden Haverhill Associates,
                 Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-            547,600
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Massachusetts                                                                                       1,577,550
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.1%

$         400   East Lansing School District, Ingham County, Michigan,                5/10 at 100.00      AA (3)     $      428,952
                 General Obligation Bonds, Series 2000, 5.625%, 5/01/30
                 (Pre-refunded 5/01/10)

        4,000   Michigan Housing Development Authority, Single Family                 6/06 at 102.00         AA+          4,088,800
                 Mortgage Revenue Bonds, Series 1996C, 5.950%, 12/01/17

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         AA-          3,042,854
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

          235   Michigan State Hospital Finance Authority, Revenue Refunding          8/06 at 100.00         BB-            235,120
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        1,600   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00          AA          1,630,624
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        9,135   Total Michigan                                                                                            9,426,350
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4%

          725   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R            729,575
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.9%

        3,500   Nebraska Public Power District, General Revenue Bonds,                1/13 at 100.00         AAA          3,607,870
                 Series 2002B, 5.000%, 1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.9%

        4,000   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          4,164,040
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        1,680   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          1,810,889
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured

        2,830   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          3,089,200
                 Series 2002, 5.500%, 6/01/22 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,510   Total Nevada                                                                                              9,064,129
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.3%

          625   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2            630,069
                 Mortgage Acquisition Bonds, Series 2001A,
                 5.600%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.2%

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.750%, 6/01/39                                                      6/13 at 100.00         BBB          1,119,880
        1,000    6.250%, 6/01/43                                                      6/13 at 100.00         BBB          1,081,620

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total New Jersey                                                                                          2,201,500
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.2%

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          3,997,240
                 Revenue Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.5%

        1,835   Dormitory Authority of the State of New York, Second                    No Opt. Call          A1          1,981,690
                 General Resolution Consolidated Revenue Bonds, City
                 University System, Series 1990C, 7.500%, 7/01/10

        2,335   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          2,477,622
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/21

           35   New York City, New York, General Obligation Bonds,                    8/06 at 100.00          A+             35,092
                 Series 1991B, 7.000%, 2/01/18

        1,850   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          1,962,350
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        6,055   Total New York                                                                                            6,456,754
------------------------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.2%

$       5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA     $    5,328,150
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport             7/11 at 101.00         AAA          2,489,100
                 Revenue Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,345   Total North Carolina                                                                                      7,817,250
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.7%

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          3,087,330
                 St. John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.4%

        2,435   Dauphin County Industrial Development Authority,                        No Opt. Call          A-          2,897,918
                 Pennsylvania, Water Development Revenue Refunding Bonds,
                 Dauphin Consolidated Water Supply Company, Series 1992B,
                 6.700%, 6/01/17

          500   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00        BBB+            519,740
                 Revenue Bonds, Widener University, Series 2003,
                 5.250%, 7/15/24

        1,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,065,730
                 Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                 System Project, Series 2001A, 5.500%, 7/01/17 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,935   Total Pennsylvania                                                                                        4,483,388
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 3.2%

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          1,641,930
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        1,500   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          1,601,400
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 8/15/20 - MBIA Insured

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,620,725
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total South Carolina                                                                                      5,864,055
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 1.1%

        1,010   South Dakota Health and Educational Facilities Authority,             7/12 at 101.00         AAA          1,049,400
                 Revenue Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 -
                 AMBAC Insured

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,035,370
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,010   Total South Dakota                                                                                        2,084,770
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          2,124,940
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 13.4%

        1,500   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          1,530,255
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,558,700
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        3,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          3,231,000
                 Bonds, Series 2002B, 5.500%, 7/01/18 - FSA Insured

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,195,781
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32

          400   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            408,616
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14

        1,425   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA          1,460,882
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)


                                       36

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   North Central Texas Health Facilities Development                     5/06 at 102.00         AA-     $    5,078,450
                 Corporation, Hospital Revenue Refunding Bonds, Baylor
                 Healthcare System, Series 1995, 5.250%, 5/15/16

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,032,435
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,776,478
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                 Minimum Tax)

          500   Victoria, Texas, General Obligation Bonds, Series 2001,               8/11 at 100.00         AAA            518,740
                 5.000%, 8/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,950   Total Texas                                                                                              24,791,337
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.9%

        1,710   Intermountain Power Agency, Utah, Power Supply Revenue                7/06 at 102.00          A+          1,733,461
                 Refunding Bonds, Series 1996D, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.4%

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,593,300
                 Series 2003-3, 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
$     169,710   Total Long-Term Municipal Bonds (cost $171,396,391)                                                     178,789,076
=============-----------------------------------------------------------------------------------------------------------------------
       SHARES   DESCRIPTION                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.1%


                AIRLINES - 0.1%

        2,984   UAL Corporation (4) (5)                                                                                     119,151
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $122,370)                                                                         119,151
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $171,518,761) - 96.6%                                                           178,908,227
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                      6,324,643
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 185,232,870
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4)  Non-income producing.

                    (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                           See accompanying notes to financial statements.

                        Nuveen California Select Tax-Free Income Portfolio (NXC)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 98.4%


                CONSUMER STAPLES - 2.1%

$         235   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      227,701
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        1,675   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00         BBB          1,693,626
                 Settlement Asset-Backed Revenue Bonds, Fresno County
                 Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
        1,910   Total Consumer Staples                                                                                    1,921,327
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.2%

        1,000   California Educational Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          1,042,490
                 Stanford University, Series 1999P, 5.000%, 12/01/23

        1,000   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,065,090
                 University of San Diego, Series 2002A, 5.500%, 10/01/32

        2,600   California Educational Facilities Authority, Revenue Bonds,          11/11 at 100.00          A2          2,698,488
                 University of the Pacific, Series 2002, 5.250%, 11/01/21

        3,000   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          3,156,240
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/19

        2,000   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          2,074,640
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.000%, 10/01/22 - FSA Insured

        1,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          1,052,470
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,600   Total Education and Civic Organizations                                                                  11,089,418
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.2%

          335   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            339,968
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,106,320
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          1,596,990
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        1,500   California Statewide Community Development Authority,                11/09 at 102.00           A          1,564,485
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/26

           90   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+             93,296
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/24

        1,880   California Statewide Community Development Authority,                 6/07 at 101.00         AAA          1,936,532
                 Revenue Bonds, Los Angeles Orthopaedic Hospital
                 Foundation, Series 2000, 5.500%, 6/01/17 - AMBAC Insured

          790   Central California Joint Powers Health Finance Authority,             8/06 at 100.00        Baa2            789,984
                 Certificates of Participation, Community Hospitals of Central
                 California, Series 1993, 5.000%, 2/01/23

------------------------------------------------------------------------------------------------------------------------------------
        8,095   Total Health Care                                                                                         8,427,575
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.0%

          750   California Statewide Community Development Authority,                 8/12 at 100.00           A            784,785
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5%

        1,250   California Pollution Control Financing Authority, Solid Waste         6/23 at 100.00        BBB+          1,303,700
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative
                 Minimum Tax)


                                       38

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

$       1,500   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A     $    1,557,480
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 23.3%

                California, General Obligation Bonds, Series 2003:
          500    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA            536,965
        1,450    5.250%, 2/01/21                                                      8/13 at 100.00           A          1,542,800
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,066,790

                California, General Obligation Bonds, Series 2004:
          750    5.000%, 2/01/23                                                      2/14 at 100.00           A            776,738
          800    5.125%, 4/01/25                                                      4/14 at 100.00           A            835,744

        1,000   California, General Obligation Bonds, Series 2005, 5.000%, 8/01/28    8/15 at 100.00           A          1,035,000

        2,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          2,093,540
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

                Golden West Schools Financing Authority, California, General
                Obligation Revenue Refunding Bonds, School District Program,
                Series 1999A:
        4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,974,140
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,083,933
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,438,086
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,376,843

          395   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA            413,727
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

                Mountain View-Los Altos Union High School District, Santa Clara
                County, California, General Obligation Capital Appreciation
                Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            621,637
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            626,864

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          130    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            135,758
          135    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            140,875

        1,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          1,632,600
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          100    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            104,857
          150    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            157,049

        2,565   Sunnyvale School District, Santa Clara County, California,            9/15 at 100.00         AAA          2,685,529
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,690   Total Tax Obligation/General                                                                             21,279,475
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.1%

        1,000   Bell Community Redevelopment Agency, California,                     10/13 at 100.00          AA          1,072,920
                 Tax Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

        3,500   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          4,110,890
                 Department of Corrections, Calipatria State Prison,
                 Series 1991A, 6.500%, 9/01/17 - MBIA Insured

        1,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          1,087,230
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/23

          660   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-            705,230
                 5.000%, 7/01/15

        1,000   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          1,035,180
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

           90   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA             94,442
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,300   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,378,689
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34


                                       39

                        Nuveen California Select Tax-Free Income Portfolio (NXC) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         105   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA     $      108,298
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          215   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            221,809
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 - XLCA Insured

          605   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA            669,172
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   San Mateo County Transit District, California, Sales Tax Revenue      6/15 at 100.00         AAA          3,165,690
                 Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured

        1,000   Santa Clara County Board of Education, California, Certificates       4/12 at 101.00         AAA          1,032,470
                 of Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,475   Total Tax Obligation/Limited                                                                             14,682,020
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.4%

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,113,292
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        5,000   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA          5,315,998
                 Bonds, Series 2001B, 5.500%, 8/01/17 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,915   Palm Springs Financing Authority, California, Palm Springs            7/06 at 100.00         AAA          2,919,868
                 Regional Airport Revenue Bonds, Series 1992,
                 6.000%, 1/01/12 - MBIA Insured (Alternative Minimum Tax)

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,073,240
                 5.250%, 11/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,065   Total Transportation                                                                                     10,422,398
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.2% (3)

          400   Beverly Hills Unified School District, Los Angeles County,            8/12 at 100.00      AA (3)            428,448
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 (Pre-refunded 8/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,000    5.750%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,236,060
        2,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,168,560

          750   California Educational Facilities Authority, Revenue Bonds,           8/09 at 100.00     A1  (3)            794,708
                 Pepperdine University, Series 2002A, 5.500%, 8/01/32
                 (Pre-refunded 8/01/09)

        1,400   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,534,666
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        2,000   North Orange County Community College District, California,           8/12 at 101.00         AAA          2,149,860
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/22
                 (Pre-refunded 8/01/12) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,550   Total U.S. Guaranteed                                                                                     9,312,302
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.9%

          200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            209,262
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          215   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            224,458
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        1,225   Turlock Irrigation District, California, Revenue Refunding              No Opt. Call         Aaa          1,337,112
                 Bonds, Series 1992A, 6.250%, 1/01/12 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,640   Total Utilities                                                                                           1,770,832
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.8%

        2,160   California Statewide Community Development Authority,                10/11 at 101.00         AAA          2,287,289
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2001B, 5.125%, 10/01/22 - FSA Insured

        2,800   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          2,914,240
                 Series 1998A, 5.000%, 6/01/23 - FGIC Insured

          825   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB            849,214
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24


                                       40

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+     $    1,036,060
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43

------------------------------------------------------------------------------------------------------------------------------------
        6,785   Total Water and Sewer                                                                                     7,086,803
------------------------------------------------------------------------------------------------------------------------------------
$      90,310   Total Long-Term Municipal Bonds (cost $85,598,756)                                                       89,638,115
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM MUNICIPAL BONDS - 0.7%

          150   California Department of Water Resources, Power Supply                                      A-1+            150,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2002C-7, 3.170%, 5/01/22 - FSA Insured (4)

          100   California Statewide Community Development Authority,                                     VMIG-1            100,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Gemological Institute of America Inc., Series 2001,
                 3.170%, 5/01/25 - AMBAC Insured (4)

          400   Irvine Assessment District No. 97-17, California, Limited                                 VMIG-1            400,000
                 Obligation Improvement Bonds, Variable Rate Demand
                 Obligations, Series 1998, 3.100%, 9/02/23 (4)
------------------------------------------------------------------------------------------------------------------------------------
$         650   Total Short-Term Municipal Bonds (cost $650,000)                                                            650,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $86,248,756) - 99.1%                                                             90,288,115
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        863,815
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   91,151,930
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen New York Select Tax-Free Income Portfolio (NXN)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 98.0%


                CONSUMER DISCRETIONARY - 0.3%

$         100   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      100,743
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.0%

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          540    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            536,053
          540    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            533,542

------------------------------------------------------------------------------------------------------------------------------------
        1,080   Total Consumer Staples                                                                                    1,069,595
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

        1,700   Amherst Industrial Development Agency, New York, Revenue              8/12 at 101.00         AAA          1,777,333
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 -
                 AMBAC Insured

          785   Dormitory Authority of the State of New York, Insured                 7/12 at 100.00         AAA            810,222
                 Revenue Bonds, Iona College, Series 2002, 5.000%, 7/01/22 -
                 XLCA Insured

        1,000   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 101.00         AAA          1,029,750
                 Bonds, Rochester Institute of Technology, Series 1997,
                 5.250%, 7/01/22 - MBIA Insured

          490   Dormitory Authority of the State of New York, Second General            No Opt. Call         AAA            530,930
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10 - FGIC Insured

          100   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            102,316
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          100   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            101,858
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

          500   New York City Industrial Development Agency, New York, Civic          2/11 at 100.00          A-            516,865
                 Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          200   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            204,800
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,875   Total Education and Civic Organizations                                                                   5,074,074
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.7%

          250   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            259,660
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          110    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            109,773
          100    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2             99,131

          670   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA            698,267
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          415   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            445,258
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          250   Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00          A3            263,985
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23

        1,680   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,792,258
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/17 - AMBAC Insured

        1,195   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,274,850
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/17 - AMBAC Insured


                                       42

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1     $      517,620
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            797,700
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

          250   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            255,415
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
        6,170   Total Health Care                                                                                         6,513,917
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.1%

        1,000   East Rochester Housing Authority, New York, Revenue Bonds,           12/12 at 103.00         AAA          1,074,720
                 GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence
                 Project, Series 2002A, 5.375%, 12/20/22

        1,000   New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00         AAA          1,064,450
                 FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                 Apartments II Project, Series 2002, 5.350%, 2/01/20

          250   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            261,373
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            160,851
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

          295   New York State Housing Finance Agency, FHA-Insured                    8/06 at 100.00         AAA            295,448
                 Multifamily Housing Mortgage Revenue Bonds, Series 1992C,
                 6.450%, 8/15/14 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,705   Total Housing/Multifamily                                                                                 2,856,842
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.3%
        2,000   New York State Mortgage Agency, Homeowner Mortgage                   10/11 at 100.00         Aa1          2,037,520
                 Revenue Bonds, Series 101, 5.000%, 10/01/18 (Alternative
                 Minimum Tax)

        2,500   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/11 at 100.00         Aaa          2,545,325
                 Thirty-First Series A, 5.300%, 10/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Housing/Single Family                                                                               4,582,845
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 9.4%

        2,000   Dormitory Authority of the State of New York, FHA-Insured             8/11 at 101.00         AAA          2,069,920
                 Nursing Home Mortgage Revenue Bonds, Norwegian
                 Christian Home and Health Center, Series 2001,
                 5.200%, 8/01/36 - MBIA Insured

           50   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A             50,718
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

        2,000   East Rochester Housing Authority, New York, FHA-Insured               8/12 at 101.00         AAA          2,050,020
                 Mortgage Revenue Refunding Bonds, Jewish Home of
                 Rochester, Series 2002, 4.625%, 2/15/17

        1,000   New York City Industrial Development Agency, New York,               11/12 at 101.00         AA+          1,021,300
                 GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor
                 House Inc., Series 2002A, 4.950%, 11/20/32

------------------------------------------------------------------------------------------------------------------------------------
        5,050   Total Long-Term Care                                                                                      5,191,958
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 6.0%

                Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA            542,183
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            569,966
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            578,539

          300   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+            320,280
                 Fiscal Series 2004C, 5.250%, 8/15/16

          500   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA            526,535
                  Series 2004E, 5.000%, 11/01/19 - FSA Insured

          225   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA            239,609
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

          500   West Islip Union Free School District, Suffolk County,               10/15 at 100.00         Aaa            534,385
                 New York, General Obligation Bonds, Series 2005,
                 5.000%, 10/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,080   Total Tax Obligation/General                                                                              3,311,497
------------------------------------------------------------------------------------------------------------------------------------


                                       43

                        Nuveen New York Select Tax-Free Income Portfolio (NXN) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.7%

$         600   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA     $      628,770
                 Series 2003A, 5.000%, 11/01/23

          300   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            320,127
                 Mental Health Services Facilities Improvements,
                 Series 2005D-1, 5.000%, 2/15/15 - FGIC Insured

          175   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            186,345
                 Mental Health Services Facilities Improvements,
                 Series 2005D, 5.000%, 2/15/14 - FGIC Insured

          500   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            555,420
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

          500   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA            543,815
                 Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 -
                 MBIA Insured

           95   Nassau County Interim Finance Authority, New York, Sales             11/06 at 101.00         AAA             96,897
                 Tax Secured Revenue Bonds, Series 2001A-2, 5.125%, 11/15/21 -
                 AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          250    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            262,300
          200    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            209,550
        1,225    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,281,705

          670   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA            696,472
                 Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

          250   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA            262,345
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/21 -
                 MBIA Insured

          570   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA            648,158
                 Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,065,300
          250    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA            266,005

          500   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            539,355
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

           60   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             64,422
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
        7,145   Total Tax Obligation/Limited                                                                              7,626,986
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.8%

          400   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            424,588
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York,                        No Opt. Call         AAA            537,025
                 Transportation Revenue Bonds, Series 2003A,
                 5.000%, 11/15/15 - FGIC Insured

           50   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA             52,063
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue
                Bonds, Series 2005G:
          100    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA            104,397
          600    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA            625,452

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          250    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            266,485
          105    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            109,703

------------------------------------------------------------------------------------------------------------------------------------
        2,005   Total Transportation                                                                                      2,119,713
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.3% (3)

        1,305   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,556,982
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

          750   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA            813,652
                 Trust Fund Bonds, Second Generation, Series 2003A,
                 5.250%, 4/01/23 (Pre-refunded 4/01/13) - MBIA Insured


                                       44

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (3) (continued)

$       1,000   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA     $    1,099,760
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded
                 3/15/13) - FGIC Insured

          485   Suffolk County Water Authority, New York, Water Revenue                 No Opt. Call         AAA            536,366
                 Bonds, Series 1986V, 6.750%, 6/01/12 (ETM)

        1,080   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         AAA          1,163,182
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        4,620   Total U.S. Guaranteed                                                                                     5,169,942
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.1%

        1,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          1,038,170
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

        1,000   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          1,056,040
                 General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
                 CIFG Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
          570    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA            598,950
          430    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA            450,399

          500   New York State Energy Research and Development Authority,             3/08 at 101.50         AAA            497,140
                 Pollution Control Revenue Bonds, New York State Electric
                 and Gas Corporation, Series 2005A, 4.100%, 3/15/15 -
                 MBIA Insured

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            263,898
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

           60   Westchester County Industrial Development Agency,                     7/07 at 101.00         BBB             61,351
                 Westchester County, New York, Resource Recovery Revenue
                 Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,810   Total Utilities                                                                                           3,965,948
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.2%

        2,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,575,151
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001C, 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Loan, Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,144,800
        2,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          2,067,160
------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Water and Sewer                                                                                     6,787,111
------------------------------------------------------------------------------------------------------------------------------------
$      51,640   Total Long-Term Municipal Bonds (cost $52,619,625)                                                       54,371,171
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,101,887
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   55,473,058
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                          ASSETS AND LIABILITIES March 31, 2006
                                                                                                         CALIFORNIA        NEW YORK
                                                        SELECT            SELECT            SELECT           SELECT          SELECT
                                                      TAX-FREE        TAX-FREE 2        TAX-FREE 3         TAX-FREE        TAX-FREE
                                                         (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $223,517,068, $240,257,693, $171,518,761,
   $86,248,756 and $52,619,625, respectively)     $236,671,673      $250,373,008      $178,908,227      $90,288,115     $54,371,171
Cash                                                        --         1,163,418                --               --         369,601
Receivables:
   Interest                                          3,740,184         3,740,858         2,729,759        1,231,841         755,406
   Investments sold                                    495,628                --         3,895,285               --              --
Other assets                                            71,201            75,101            56,330           31,828          22,715
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 240,978,686       255,352,385       185,589,601       91,551,784      55,518,893
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                       1,411,446                --           222,701          331,059              --
Payable for investments purchased                           --           966,200                --               --              --
Accrued expenses:
   Management fees                                      47,470            61,102            44,955           22,484          13,677
   Other                                               114,130           119,638            89,075           46,311          32,158
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              1,573,046         1,146,940           356,731          399,854          45,835
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $239,405,640      $254,205,445      $185,232,870      $91,151,930     $55,473,058
====================================================================================================================================
Shares outstanding                                  16,378,096        17,607,068        12,964,124        6,257,070       3,908,223
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)     $      14.62      $      14.44      $      14.29      $     14.57     $     14.19
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                  $    163,781      $    176,071      $    129,641      $    62,571     $    39,082
Paid-in surplus                                    227,634,455       245,689,700       178,371,732       87,121,715      53,622,239
Undistributed (Over-distribution of)
   net investment income                                46,969          (343,250)         (190,008)        (112,468)        (78,390)
Accumulated net realized gain (loss)
   from investments                                 (1,594,170)       (1,432,391)         (467,961)          40,753         138,581
Net unrealized appreciation (depreciation)
   of investments                                   13,154,605        10,115,315         7,389,466        4,039,359       1,751,546
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $239,405,640      $254,205,445      $185,232,870      $91,151,930     $55,473,058
====================================================================================================================================
Authorized shares                                    Unlimited         Unlimited         Unlimited        Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended March 31, 2006
                                                                                                         CALIFORNIA        NEW YORK
                                                        SELECT            SELECT            SELECT           SELECT          SELECT
                                                      TAX-FREE        TAX-FREE 2        TAX-FREE 3         TAX-FREE        TAX-FREE
                                                         (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $12,164,634       $12,462,181        $9,091,003       $4,421,497      $2,636,788
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                        565,075           724,347           533,204          266,984         163,008
Shareholders' servicing agent fees and expenses         36,982            34,787            27,381            9,941           7,595
Custodian's fees and expenses                           60,723            66,157            43,755           24,303          19,789
Trustees' fees and expenses                              4,495             4,471             3,214            1,728           1,101
Professional fees                                       17,918            17,365            13,394            8,834           7,949
Shareholders' reports - printing and mailing expenses   32,928            32,916            24,827           11,923           9,359
Stock exchange listing fees                             10,245            10,245            10,245           10,075          10,251
Investor relations expense                              28,924            30,393            22,749           12,047           8,371
Other expenses                                           7,746            10,192             7,673            5,391           4,715
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit             765,036           930,873           686,442          351,226         232,138
   Custodian fee credit                                (25,840)          (36,916)          (26,737)         (12,692)         (5,825)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           739,196           893,957           659,705          338,534         226,313
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               11,425,438        11,568,224         8,431,298        4,082,963       2,410,475
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments           (1,593,512)       (1,292,123)         (459,059)         371,058         222,568
Change in net unrealized appreciation
   (depreciation) of investments                     1,325,784         2,512,224         1,267,741          208,194        (309,880)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               (267,728)        1,220,101           808,682          579,252         (87,312)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                 $11,157,710       $12,788,325        $9,239,980       $4,662,215      $2,323,163
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                       SELECT TAX-FREE (NXP)             SELECT TAX-FREE 2 (NXQ)          SELECT TAX-FREE 3 (NXR)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      3/31/06          3/31/05           3/31/06           3/31/05          3/31/06         3/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 11,425,438     $ 11,460,333      $ 11,568,224      $ 11,857,079     $  8,431,298    $  8,597,048
Net realized gain (loss)
   from investments                (1,593,512)       1,298,950        (1,292,123)          392,947         (459,059)        465,025
Change in net unrealized
   appreciation (depreciation)
   of investments                   1,325,784       (3,258,427)        2,512,224        (2,835,579)       1,267,741      (1,854,352)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                 11,157,710        9,500,856        12,788,325         9,414,447        9,239,980       7,207,721
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income        (11,202,617)     (11,587,432)      (11,479,810)      (11,902,381)      (8,348,899)     (8,741,600)
From accumulated net
   realized gains                      (9,827)      (1,618,228)         (260,585)         (727,172)         (37,596)       (444,780)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (11,212,444)     (13,205,660)      (11,740,395)      (12,629,553)      (8,386,495)     (9,186,380)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                      (54,734)      (3,704,804)        1,047,930        (3,215,106)         853,485      (1,978,659)
Net assets at the
   beginning of year              239,460,374      243,165,178       253,157,515       256,372,621      184,379,385     186,358,044
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year    $239,405,640     $239,460,374      $254,205,445      $253,157,515     $185,232,870    $184,379,385
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $     46,969     $   (175,666)     $   (343,250)     $   (431,664)    $   (190,008)   $   (272,407)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                   CALIFORNIA SELECT TAX-FREE (NXC)   NEW YORK SELECT TAX-FREE (NXN)
                                                                   --------------------------------   ------------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         3/31/06           3/31/05          3/31/06         3/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 4,082,963       $ 4,140,965      $ 2,410,475     $ 2,508,691
Net realized gain (loss) from investments                                371,058            49,639          222,568         246,834
Change in net unrealized appreciation
   (depreciation) of investments                                         208,194          (670,557)        (309,880)     (1,058,725)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     4,662,215         3,520,047        2,323,163       1,696,800
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                            (4,079,612)       (4,142,182)      (2,411,373)     (2,587,119)
From accumulated net realized gains                                     (379,804)         (292,831)        (255,989)       (250,126)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (4,459,416)       (4,435,013)      (2,667,362)     (2,837,245)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    202,799          (914,966)        (344,199)     (1,140,445)
Net assets at the beginning of year                                   90,949,131        91,864,097       55,817,257      56,957,702
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $91,151,930       $90,949,131      $55,473,058     $55,817,257
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of year                                                       $  (112,468)      $  (115,819)     $   (78,390)    $   (77,492)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligorcredit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2006, Select Tax-Free 2 (NXQ) had an outstanding when-issued/delayed delivery purchase commitment of $966,200. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments
The Funds are not authorized to invest in derivative financial instruments.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the fiscal year ended March 31, 2006, nor during the fiscal year ended March 31, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the fiscal year ended March 31, 2006, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Purchases                                $10,327,559   $28,162,251  $10,100,926   $7,116,572   $7,107,673
Sales and maturities                       8,330,051    31,133,645   12,180,330    7,728,237    7,716,748
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At March 31, 2006, the cost of investments was as follows:

                                                                                      CALIFORNIA      NEW YORK
                                              SELECT         SELECT         SELECT        SELECT        SELECT
                                            TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                               (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
--------------------------------------------------------------------------------------------------------------
Cost of investments                     $223,151,460   $240,161,347   $171,459,559   $86,247,560   $52,614,855
==============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2006, were as follows:

                                                                                     CALIFORNIA      NEW YORK
                                              SELECT         SELECT        SELECT        SELECT        SELECT
                                            TAX-FREE     TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
                                               (NXP)          (NXQ)         (NXR)         (NXC)         (NXN)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $13,735,055    $10,533,444    $7,701,072    $4,082,475    $1,832,235
   Depreciation                             (214,842)      (321,783)     (252,404)      (41,920)      (75,919)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)
   of investments                        $13,520,213    $10,211,661    $7,448,668    $4,040,555    $1,756,316
==============================================================================================================

The tax components of undistributed net investment income and net realized gains at March 31, 2006, were as follows:

                                                                                     CALIFORNIA      NEW YORK
                                              SELECT         SELECT        SELECT        SELECT        SELECT
                                            TAX-FREE     TAX-FREE 2    TAX-FREE 3      TAX-FREE      TAX-FREE
                                               (NXP)          (NXQ)         (NXR)         (NXC)         (NXN)
-------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*        $614,913       $493,578      $444,373      $217,959      $116,162
Undistributed net ordinary income**               --             --            --            --            --
Undistributed net long-term capital gains         --             --            --        40,753       138,581
=============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2006, paid on April 3, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended March 31, 2006 and March 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                                                     CALIFORNIA      NEW YORK
                                                            SELECT         SELECT         SELECT         SELECT        SELECT
                                                          TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE      TAX-FREE
2006                                                         (NXP)          (NXQ)          (NXR)          (NXC)         (NXN)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $11,202,618    $11,515,026     $8,361,862     $4,092,125    $2,421,145
Distributions from net ordinary income**                       126             --             --         49,498            --
Distributions from net long-term capital gains***            9,113        259,588         36,746        330,306       255,989
=============================================================================================================================

                                                                                                     CALIFORNIA      NEW YORK
                                                            SELECT         SELECT         SELECT         SELECT        SELECT
                                                          TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE      TAX-FREE
2005                                                         (NXP)          (NXQ)          (NXR)          (NXC)         (NXN)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $11,595,693    $11,964,006     $8,750,786     $4,148,439    $2,596,891
Distributions from net ordinary income**                    71,645            --          29,707             --            --
Distributions from net long-term capital gains           1,603,834        727,172        444,780        292,832       250,126
=============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2006.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through March 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                SELECT       SELECT       SELECT
                                              TAX-FREE   TAX-FREE 2   TAX-FREE 3
                                                 (NXP)        (NXQ)        (NXR)
--------------------------------------------------------------------------------
                                            $1,594,170   $1,432,391     $467,961
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                               SELECT TAX-FREE 2 (NXQ)
                                                               SELECT TAX-FREE 3 (NXR)
                                                      CALIFORNIA SELECT TAX-FREE (NXC)
                              SELECT TAX-FREE (NXP)     NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS        FUND-LEVEL FEE RATE                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------
For the first $125 million                   .0500%                             .1000%
For the next $125 million                    .0375                              .0875
For the next $250 million                    .0250                              .0750
For the next $500 million                    .0125                              .0625
======================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on May 1, 2006, to shareholders of record on April 15, 2006, as follows:

                                                         CALIFORNIA     NEW YORK
                     SELECT        SELECT       SELECT       SELECT       SELECT
                   TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                      (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
--------------------------------------------------------------------------------
Dividend per share   $.0570        $.0530       $.0535       $.0530       $.0510
================================================================================

                        Financial
                                HIGHLIGHTS

               Selected data for a share outstanding throughout each period:
                                         INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                 -----------------------------------     ------------------------------
                                                       NET                                                  ENDING
                   BEGINNING           NET       REALIZED/                      NET                            NET            ENDING
                   NET ASSET     INVESTMENT     UNREALIZED               INVESTMENT    CAPITAL               ASSET            MARKET
                       VALUE         INCOME    GAIN (LOSS)     TOTAL         INCOME      GAINS    TOTAL      VALUE             VALUE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006              $14.62           $.70         $(.02)     $ .68          $(.68)     $  --    $(.68)    $14.62            $14.21
    2005               14.85            .70          (.12)       .58           (.71)      (.10)    (.81)     14.62             13.50
    2004               14.82            .73           .15        .88           (.76)      (.09)    (.85)     14.85             14.30
    2003               14.67            .77           .37       1.14           (.82)      (.17)    (.99)     14.82             14.15
    2002               15.05            .88          (.38)       .50           (.86)      (.02)    (.88)     14.67             13.85

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006               14.38            .66           .06        .72           (.65)      (.01)    (.66)     14.44             13.37
    2005               14.56            .67          (.13)       .54           (.68)      (.04)    (.72)     14.38             13.08
    2004               14.45            .70           .19        .89           (.72)      (.06)    (.78)     14.56             13.80
    2003               14.53            .76           .14        .90           (.80)      (.18)    (.98)     14.45             13.49
    2002               14.89            .86          (.36)       .50           (.84)      (.02)    (.86)     14.53             13.66

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006               14.22            .65           .06        .71           (.64)        --     (.64)     14.29             13.45
    2005               14.37            .66          (.11)       .55           (.67)      (.03)    (.70)    14.22              12.82
    2004               14.28            .69           .16        .85           (.69)      (.07)    (.76)     14.37             13.56
    2003               14.26            .73           .12        .85           (.76)      (.07)    (.83)     14.28             13.06
    2002               14.53            .81          (.28)       .53           (.80)        --     (.80)     14.26             13.42

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006               14.54            .65           .09        .74           (.65)      (.06)    (.71)     14.57             13.56
    2005               14.68            .66          (.09)       .57           (.66)      (.05)    (.71)    14.54              13.40
    2004               14.54            .68           .19        .87           (.68)      (.05)    (.73)     14.68             14.06
    2003               14.44            .71           .26        .97           (.73)      (.14)    (.87)     14.54             13.59
    2002               14.79            .78          (.34)       .44           (.77)      (.02)    (.79)     14.44             14.25

NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006               14.28            .62          (.02)       .60           (.62)      (.07)    (.69)     14.19             13.35
    2005               14.57            .64          (.21)       .43           (.66)      (.06)    (.72)    14.28              13.65
    2004               14.51            .68           .14        .82           (.68)      (.08)    (.76)     14.57             14.40
    2003               14.17            .70           .43       1.13           (.70)      (.09)    (.79)     14.51             13.60
    2002               14.51            .73          (.33)       .40           (.74)        --     (.74)     14.17             13.76
====================================================================================================================================
                                                                              RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------------------------------------
                             TOTAL RETURNS                           BEFORE CREDIT                 AFTER CREDIT**
                         --------------------                ----------------------------   ----------------------------
                                                                            RATIO OF NET                   RATIO OF NET
                                     BASED ON       ENDING      RATIO OF      INVESTMENT       RATIO OF      INVESTMENT
                         BASED ON         NET          NET   EXPENSES TO       INCOME TO    EXPENSES TO       INCOME TO   PORTFOLIO
                           MARKET       ASSET       ASSETS       AVERAGE         AVERAGE        AVERAGE         AVERAGE    TURNOVER
                            VALUE*      VALUE*        (000)   NET ASSETS      NET ASSETS     NET ASSETS      NET ASSETS        RATE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                    10.41%       4.74%    $239,406           .32%           4.72%           .31%           4.73%          4%
    2005                      .17        4.00      239,460           .33            4.76            .32            4.77          11
    2004                     7.34        6.13      243,165           .34            4.90            .33            4.91          16
    2003                     9.51        7.84      242,669           .37            5.20            .36            5.21          35
    2002                     1.54        3.41      240,275           .38            5.89            .37            5.89          26

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                     7.39        5.12      254,205           .36            4.51            .35            4.52          11
    2005                      .11        3.82      253,158           .37            4.68            .36            4.69          13
    2004                     8.35        6.31      256,373           .39            4.86            .38            4.86          10
    2003                     6.01        6.33      254,355           .42            5.20            .41            5.21          46
    2002                     2.57        3.41      255,887           .43            5.79            .42            5.80          21

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                    10.12        5.10      185,233           .37            4.51            .35            4.52           6
    2005                     (.17)       4.01      184,379           .38            4.66            .37            4.67          16
    2004                     9.96        6.13      186,358           .38            4.84            .38            4.85           6
    2003                     3.51        6.09      185,137           .42            5.09            .41            5.10          51
    2002                     3.84        3.70      184,837           .44            5.59            .42            5.60           9

CALIFORNIA SELECT
TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                     6.52        5.17       91,152           .38            4.42            .37            4.43           8
    2005                      .50        3.99       90,949           .39            4.55            .39            4.56          13
    2004                     9.14        6.16       91,864           .40            4.64            .39            4.65          30
    2003                     1.34        6.86       90,975           .43            4.84            .42            4.85          42
    2002                     7.95        3.03       90,346           .44            5.27            .43            5.28          12

NEW YORK SELECT
TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                     2.84        4.19       55,473           .41            4.28            .40            4.29          13
    2005                      .05        3.10       55,817           .41            4.48            .41            4.48          13
    2004                    11.81        5.84       56,958           .43            4.65            .42            4.65          16
    2003                     4.73        8.17       56,683           .46            4.85            .45            4.86          35
    2002                     3.17        2.75       55,362           .49            5.04            .48            5.05          28
====================================================================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.

                                 See accompanying notes to financial statements.


                                  56-57 spread

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             161
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606              Member                     of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           161
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  161
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       161
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                161
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation; Director, SS&C
                                                          Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              159
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       58

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             161
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Chair of the Finance Committee and member of the Audit
                                                          Committee of Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Vice President, Dayton
                                                          Philharmonic Orchestra Association; Board Member,
                                                          Regional Leaders Forum, which promotes cooperation on
                                                          economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     161
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       161
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               161
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       59

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               161
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 161
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          161
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             161
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  161
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           161
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           161
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         161
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         161
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    161
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               161
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             161
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/CEF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-0306D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                             TO FUND             BILLED TO FUND          BILLED TO FUND       BILLED TO FUND
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2006                                       $ 7,432                      $ 0                   $ 402            $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                       0%                      0%             0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2005                                       $ 6,991                      $ 0                   $ 404            $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                       0%                      0%             0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
March 31, 2006                                           $ 0                $ 275,000                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
March 31, 2005 (1)                                       $ 0                $ 282,575                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Nuveen Closed-End Funds tax return preparation.

(1) "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" for the year ended 3/31/05 have been revised and primarily reflect fees billed to the Adviser for Nuveen Closed-End Funds tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)       ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
March 31, 2006                                         $ 402                $ 275,000                     $ 0      $ 275,402
March 31, 2005                                         $ 404                $ 282,575                     $ 0      $ 282,979

The above "Non-Audit Fees billed to Adviser" for both fiscal year ends include "Tax Fees" billed to Adviser in their respectable amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                            FUND

Paul L. Brennan                 Nuveen New York Select Tax-Free Income Portfolio

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                 TYPE OF ACCOUNT
                                                      NUMBER OF
PORTFOLIO MANAGER  MANAGED                            ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Paul L. Brennan    Registered Investment Company      41          $8,146 million
                   Other Pooled Investment Vehicles   -0-         $0
                   Other Accounts                      1          $.5 million

* Assets are as of March 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46,877 securities with an aggregate current market value of $879 billion.

Base salary. The portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. The portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. The portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. The portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------- ---------------------------------------------- ----------------- ----------------------
                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
-------------------------- ---------------------------------------------- ----------------- ----------------------
Paul L. Brennan            Nuveen New York Select Tax-Free Income         $0                $10,000-$50,000
                           Portfolio
-------------------------- ---------------------------------------------- ----------------- ----------------------

PORTFOLIO MANAGER BIO:

Paul L. Brennan, CFA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 42
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: June 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.